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                                                                    EXHIBIT 10.2






                            SIMULATION SCIENCES INC.
                                   401(K) PLAN









                AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1994
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                                TABLE OF CONTENTS

INTRODUCTION

ARTICLE I
DEFINITIONS...................................................................................    I -  1
      1.01   Accounts.........................................................................    I -  1
      1.02   Affiliate........................................................................    I -  1
      1.03   Beneficiary......................................................................    I -  2
      1.04   Board............................................................................    I -  2
      1.05   Break in Service.................................................................    I -  2
      1.06   Code.............................................................................    I -  2
      1.07   Committee........................................................................    I -  2
      1.08   Company..........................................................................    I -  2
      1.09   Company Stock....................................................................    I -  3
      1.10   Compensation.....................................................................    I -  3
      1.11   Distribution Date................................................................    I -  4
      1.12   Effective Date...................................................................    I -  4
      1.13   Eligible Employee................................................................    I -  4
      1.14   Employee.........................................................................    I -  5
      1.15   Employer Securities..............................................................    I -  5
      1.16   ERISA............................................................................    I -  5
      1.17   Highly Compensated Employee......................................................    I -  5
      1.18   Hour of Service..................................................................    I -  8
      1.19   Inactive Participants............................................................    I - 11
      1.20   Investment Funds.................................................................    I - 11
      1.21   Leased Employee..................................................................    I - 11
      1.22   Matching Contributions...........................................................    I - 12
      1.23   Nonhighly Compensated Employee...................................................    I - 12
      1.24   Normal Retirement Date...........................................................    I - 12
      1.25   Participant......................................................................    I - 12
      1.26   Plan.............................................................................    I - 12
      1.27   Plan Year........................................................................    I - 12
      1.28   Pretax Deferrals.................................................................    I - 12
      1.29   Qualified Election Period........................................................    I - 12
      1.30   Qualified Participant............................................................    I - 13
      1.31   Trust Fund.......................................................................    I - 13
      1.32   Trustee..........................................................................    I - 13
      1.33   Valuation Date...................................................................    I - 13
      1.34   Valuation Period.................................................................    I - 13
      1.35   Vested Portion...................................................................    I - 13
      1.36   Year of Service..................................................................    I - 13

ARTICLE II
ELIGIBILITY AND PARTICIPATION............................................................ ....    II - 1
      2.01   Plan Participation...............................................................    II - 1
      2.02   Plan Enrollment..................................................................    II - 1
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
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      2.03   Reemployment.....................................................................    II - 2
      2.04   Employment After Normal Retirement Date..........................................    II - 2
      2.05   Termination of Participation.....................................................    II - 2
      2.06   Inactive Participation and Transfers.............................................    II - 2
      2.07   Leave of Absence.................................................................    II - 3

ARTICLE III
CONTRIBUTIONS.................................................................................   III - 1
      3.01   Pretax Deferrals.................................................................   III - 1
      3.02   Matching Contributions...........................................................   III - 4
      3.03   Nonelective Contributions........................................................   III - 4
      3.04   Discretionary Profit Sharing Contribution........................................   III - 4
      3.05   Makeup Contributions.............................................................   III - 5
      3.06   Rollover Contribution............................................................   III - 5

ARTICLE IV
PARTICIPANT ACCOUNTS:  ALLOCATIONS............................................................    IV - 1
      4.01   Participant Accounts.............................................................    IV - 1
      4.02   Allocation of Pretax Deferrals...................................................    IV - 5
      4.03   Allocation of Matching Contributions.............................................    IV - 5
      4.04   Allocation of Nonelective Contributions..........................................    IV - 6
      4.05   Allocation of Discretionary Profit
              Sharing Contributions...........................................................    IV - 7

ARTICLE V
INVESTMENTS:  ALLOCATION OF GAINS AND LOSSES..................................................     V - 1
      5.01   Investment of Accounts Other than
              Pre-1994 Accounts...............................................................     V - 1
      5.02   Transfers of Existing Account Balances
              Between Investment Funds........................................................     V - 1
      5.03   Allocation of Investment Fund Gains and Losses...................................     V - 1
      5.04   Voting Company Stock.............................................................     V - 3

ARTICLE VI
WITHDRAWALS WHILE EMPLOYED....................................................................    VI - 1
      6.01   Hardship Withdrawals.............................................................    VI - 1
      6.02   Processing and Payment of Withdrawals............................................    VI - 3
      6.03   Loans to Participants............................................................    VI - 3

ARTICLE VII
RETIREMENT AND DEATH BENEFITS.................................................................   VII - 1
      7.01   Retirement Benefits..............................................................   VII - 1
      7.02   Death Benefits...................................................................   VII - 1

ARTICLE VIII
TERMINATION BENEFITS AND VESTING REQUIREMENTS.................................................  VIII - 1
      8.01   Benefits at Termination of Employment............................................  VIII - 1
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
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      8.02   Vesting Requirements.............................................................  VIII - 1
      8.03   Forfeitures......................................................................  VIII - 2
      8.04   Reinstatement of Forfeiture Accounts.............................................  VIII - 3
      8.05   Determination of Years of Service................................................  VIII - 3

ARTICLE IX
DISTRIBUTION OF BENEFITS......................................................................    IX - 1
      9.01   Form of Benefits for the Pretax Deferral
              Accounts, Matching Contribution Accounts,
              Discretionary Profit Sharing Accounts and
              Rollover Accounts for Retirement and
              Other Termination...............................................................    IX - 1
      9.02   Form of Benefits for Prior Accounts,
              Pre-1994 Money Purchase Company Stock
              Accounts and Pre-1994 Money Purchase
              Other Investment Accounts for Retirement
              and Other Termination...........................................................   IX -  1
      9.03   Form of Benefits for Pre-1994 Stock
              Bonus Company Stock Accounts and Pre-1994
              Stock Bonus Other Investments Account
              for Retirement and Other Termination............................................   IX - 10
      9.04   Distribution Requirements........................................................   IX - 10
      9.05   Timing of Distributions..........................................................   IX - 12
      9.06   Eligible Rollover Distributions..................................................   IX - 14
      9.07   Rights and Options on Distributions of
              Shares of Company Stock from Pre-1994
              Accounts........................................................................   IX - 15
      9.08   Diversification of Investments of Pre-1994
              Money Purchase Company Stock Account and
              Pre-1994 Stock Bonus Company Stock Account......................................   IX - 19
      9.09   Cash Dividends...................................................................   IX - 21

ARTICLE X
DESIGNATION OF BENEFICIARY....................................................................    X -  1

ARTICLE XI
CONTRIBUTION AND ALLOCATION LIMITATIONS.......................................................   XI -  1
      11.01  Limitation on Annual Additions...................................................   XI -  1
      11.02  Limitation on Participant's Pretax Deferrals.....................................   XI -  5
      11.03  Limitation on Allocation of Matching
              Contributions...................................................................   XI - 12
      11.04  Combined Limitation on Participant's
              Pretax Deferrals and Matching Contributions.....................................   XI - 14
      11.05  Employer Aggregation Rules.......................................................   XI - 15
      11.06  Family Aggregation Rules.........................................................   XI - 16

ARTICLE XII
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
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PLAN ADMINISTRATION...........................................................................  XII -  1
      12.01  Appointment of Committee.........................................................  XII -  1
      12.02  Powers and Duties................................................................  XII -  1
      12.03  Actions by the Committee.........................................................  XII -  4
      12.04  Interested Committee Members.....................................................  XII -  4
      12.05  Investment of Plan Assets........................................................  XII -  4
      12.06  Indemnification..................................................................  XII -  5
      12.07  Conclusiveness of Action.........................................................  XII -  6
      12.08  Payment of Expenses..............................................................  XII -  6
      12.09  Claims Procedure.................................................................  XII -  6
      12.10  Arbitration Procedure............................................................  XII - 10
      12.11  Effect of Fiduciary Action.......................................................  XII - 14

ARTICLE XIII
AMENDMENT, TERMINATION, AND MERGER............................................................ XIII -  1
      13.01  Company's Right to Amend......................................................... XIII -  1
      13.02  Company's Right to Terminate..................................................... XIII -  1
      13.03  Plan Merger and Consolidation.................................................... XIII -  2

ARTICLE XIV
TRUST FUND AND THE TRUSTEE....................................................................  XIV -  1

ARTICLE XV
ADOPTION BY AFFILIATE.........................................................................   XV -  1
      15.01  Affiliate Participation..........................................................   XV -  1
      15.02  Action Binding on Participating Affiliates.......................................   XV -  1
      15.03  Termination of Affiliate Participation...........................................   XV -  1

ARTICLE XVI
TOP-HEAVY PROVISIONS..........................................................................  XVI -  1
      16.01  Definitions......................................................................  XVI -  1
      16.02  Determination of Top-Heavy
              Status - Single Plan............................................................  XVI -  4
      16.03  Determination of Top-Heavy
              Status - Multiple Plans.........................................................  XVI -  5
      16.04  Effect of Top-Heavy Status.......................................................  XVI -  6

ARTICLE XVII
MISCELLANEOUS................................................................................. XVII -  1
      17.01  Voluntary Plan................................................................... XVII -  1
      17.02  Limitation on Reversion of Contributions......................................... XVII -  1
      17.03  Nonalienation of Benefits........................................................ XVII -  2
      17.04  Inability to Receive Benefits.................................................... XVII -  2
      17.05  Unlocated Participants........................................................... XVII -  2
      17.06  Limitation of Rights............................................................. XVII -  3
      17.07  Invalid Provisions............................................................... XVII -  3
      17.08  One Plan......................................................................... XVII -  3
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
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      17.09  Headings......................................................................... XVII -  3
      17.10  Governing Law.................................................................... XVII -  3

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                                  INTRODUCTION

Effective January 1, 1976, Simulation Sciences Inc. (the "Company") established the Simulation Sciences Inc. Employee Stock Ownership Plan. The Plan was amended as of January 1, 1987 and later amended and restated as of January 1, 1989 to comply with the provisions of the Tax Reform Act of 1986. The Plan, as in effect on January 1, 1989, was actually a combination of two plans, a Stock Bonus Plan and a Money Purchase Pension Plan.

As of December 31, 1993, the Stock Bonus Plan was merged into the Money Purchase Pension Plan and all assets representing Participants' Account balances under the Stock Bonus Plan were transferred into the Money Purchase Pension Plan.

Effective January 1, 1994, the Money Purchase Pension Plan is amended and restated as a Profit Sharing Plan with a 401(k) feature effective April 1, 1994. This restatement modified many provisions of the Plan, as in effect, prior to January 1, 1994, including the Plan's contribution formulas.

The merger of the Stock Bonus Plan into the Money Purchase Pension Plan and the restatement of the Money Purchase Pension Plan was intended to preserve all vesting and distribution provisions in effect under each separate plan to the extent required by applicable statutes. To the extent that any such provisions were not properly preserved by the explicit language of this Plan, as amended and restated, such provisions are incorporated herein by this reference and will be afforded each affected Participant or Beneficiary upon request.

The purpose of this Plan is to enable participating employees to accumulate capital for retirement through a convenient, tax-efficient method of regular savings and Matching Contributions from the Company.
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The document describes the Plan as in effect on January 1, 1994. Effective
January 1, 1994 the Plan is renamed the Simulation Sciences Inc. 401(k) Plan. The Plan is intended to qualify under Code Sections 401(a) and 401(k). Contributions to the Plan will be made without regard to current or accumulated earnings and profits of the Company. However, the Plan will continue to be designed to qualify as a profit sharing plan under Code Sections 401(a), 402, 412, and 417. All Plan funds will be invested in a Trust.

                                    ARTICLE I
                                   DEFINITIONS

Whenever the following capitalized terms are used in this Plan, they have the meaning specified below. Other words and phrases used in the Plan are not defined in this Article I, but, for convenience, are defined when introduced in the text. Unless the context indicates otherwise, the masculine pronoun refers to a man or woman. Words in the singular include the plural and vice versa, unless the context indicates otherwise.

1.01     Accounts means a Participant's:
         (a)      Pre-1994 Money Purchase Company Stock Account
         (b)      Pre-1994 Stock Bonus Company Stock Account
         (c)      Pre-1994 Money Purchase Other Investments Account
         (d)      Pre-1994 Stock Bonus Other Investments Account
         The above Accounts may also be referred to collectively as "Pre-1994 Accounts."

         (e)      Prior Profit Sharing Account
         (f)      Prior Money Purchase Pension Account
         The above Accounts in Subsections (e) and (f) may also be referred to collectively as "Prior Accounts."

         (g)      Discretionary Profit Sharing Account
         (h)      Rollover Account
         Effective April 1, 1994, Accounts shall also include a
         Participant's:

         (i)      Pretax Deferral Account and
         (j)      Matching Account.

         All of these Accounts are described in Section 4.01.

1.02 Affiliate means the Company; any corporation included in a controlled group of corporations within the meaning of
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         Code Section 414(b) where the Company is also a member; any trade or business under common control with the Company within the meaning of Code Section 414(c); any member of an affiliated service group within which the Company also is included within the meaning of Code Section 414(m); and any other entity required to be aggregated with the Company under regulations in Code Section 414(o). For purposes of Section 11.01, Affiliate will be determined by substituting "more than 50%" for "at least 80%" each place it appears in the above-referenced Code Sections as they relate to "parent/subsidiary groups."

1.03 Beneficiary means the person, persons, or entity designated by the Participant in accordance with Article X to receive any death benefit that becomes payable under the Plan.

1.04     Board means the Board of Directors of the Company.

1.05 Break in Service means a Plan Year during which an Employee completes less than 501 Hours of Service; provided, however, that for purposes of
         Article II, the eligibility computation period will be used to measure Breaks in Service.

1.06 Code means the Internal Revenue Code of 1986 as it currently exists and includes any subsequent amendments.

1.07     Committee means the Committee described in Article XII.

1.08 Company means Simulation Sciences Inc. and any Affiliate that adopts the Plan according to Article XV, and any successor by change of name, merger, purchase of stock or purchase of assets. For purposes of Articles V, XII, XIII, XIV and XV, Company means Simulation Sciences Inc.
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1.09     Company Stock means shares of any class of stock, preferred or common, voting or nonvoting, which are issued by the Company, including Employer Securities.

1.10     Compensation means:

         (a) All base compensation paid by the Company in cash to a Participant during the Plan Year, but excluding commissions, bonuses, overtime, and severance pay. Compensation will include amounts deferred under Code Sections 125 and 401(k). Compensation shall be recognized beginning with the date on which an Eligible Employee becomes a Participant.

         (b) For purposes of Section 11.01 and Article XVI only, an Employee's wages as defined in Code Section 415(c)(3) and its regulations. In no case will amounts deferred under Code Sections 125 and 401(k) be included as Compensation under this Subsection (b).

         (c) For purposes of Subsection 11.02(b), an Employee's wages as defined in Code Section 414(s).

         (d) Participant Compensation taken into account for computing benefits will not exceed $200,000. This dollar limit will be adjusted automatically for each Plan Year to the amount prescribed by the Secretary of the Treasury or delegate. Effective for Plan Years beginning on and after January 1, 1994, this amount shall be decreased to $150,000. This dollar limit will be adjusted automatically for each Plan Year for increases in the cost of living in accordance with Code
                  Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                  In determining Compensation of an Employee, the rules of Code
                  Section 414(q)(6) shall apply; provided, however, that "family" shall include only the Employee's spouse or his lineal descendants who have not attained age 19.

1.11 Distribution Date means the date as of which the Vested Portion of a Participant's Account is distributed, as described in Section 7.01 (in the case of Normal Retirement), Section 7.02 (in the case of death), and Section 8.01 (in the case of any other termination of employment).

1.12 Effective Date means January 1, 1989. The effective date of this amendment and restatement of the Plan is January 1, 1994.

1.13 Eligible Employee means any Regular Employee, employed by the Company excluding any person who is a Leased Employee within the meaning of Code Section 414(n)(2), and any Employee whose employment is covered by the terms of a collective bargaining agreement, unless such agreement specifically provides for such coverage under this Plan. Any Temporary Employee of the Company shall not be considered an Eligible Employee unless such Temporary Employee becomes a Regular Employee. For purposes of this

         Section 1.13, a "Regular Employee" means any Employee other than a "Temporary Employee" and a "Temporary Employee" is any Employee who performs specific on call duties for a limited period of time.

1.14 Employee means any person employed by the Company or an Affiliate whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Company and any other person qualifying as a common law employee of the Company.

1.15 Employer Securities means Common Stock issued by the Company having a combination of voting power and dividend rights equal to (a) that class of Common Stock of the Company having the greatest voting power and (b) that class of Common Stock of the Company having the greatest dividend rights. Noncallable preferred stock shall be treated as Employer Securities if such stock is convertible at any time into Common Stock which meets the above requirements, and if (as of the date of acquisition by the Plan) the conversion price is reasonable.

1.16 ERISA means the Employee Retirement Income Security Act of 1974 as it currently exists and includes any subsequent amendments.

1.17     Highly Compensated Employee means:

         (a) Any Employee who performs service during the determination year and is described in one or more of the following groups:

                  (1)      An Employee who is a 5% owner, as defined in Code
                           Section 416(i)(1), at any time during the determination year or the look-back year.

                  (2) An Employee who receives compensation in excess of $75,000, adjusted at the same time and in the same manner as under Code Section 415(b), during the look-back year.

                  (3) An Employee who receives compensation in excess of $50,000, adjusted at the same time and in the same manner as under Code Section 415(b), during the look-back year and is a member of the top-paid group for the look-back year.

                  (4) An Employee who is an officer, within the meaning of Code Section 416(i), during the look-back year and who receives compensation in the look-back year greater than 50% of the dollar limitation in effect under Code Section 415(b)(1)(A) for the calendar year in which the look-back year begins.

                  (5)      An Employee who is both described in Subsections (2),
                           (3), or (4) above when these Subsections are modified to substitute the determination year for the look-back year and one of the 100 Employees who receives the most Compensation from the Company during the determination year.

         (b) For purposes of the definition of Highly Compensated Employee the following will apply:

                  (1) The determination year is the Plan Year for which the determination of who is highly compensated is being made.

                  (2) The look-back year is the 12 month period immediately preceding the determination year, or if the Company elects, the calendar year ending with or within the determination year.

                  (3) The top-paid group consists of the top 20% of Employees ranked on the basis of Compensation received during the year. For purposes of determining the number of employees in the top paid group, Employees who have not completed 6 months of service by the end of the Plan Year (including service in the immediately preceding Plan Year), who normally work less than 17-1/2 hours per week, who work less than 6 months during any year or who have not had their 21st birthday by the end of the Plan Year shall be excluded.

                  (4) The number of officers is limited to 50 (or, if less, the greater of 3 Employees or 10% of Employees).

                  (5) When no officer has Compensation in excess of 50% of the Code Section 415(b) limit, the highest paid officer is treated as highly compensated.

                  (6) Compensation is compensation within the meaning of Code Section 415(c)(3) including elective or salary reduction contributions to a cafeteria plan or cash or deferred arrangement.

                  (7)      Employers aggregated under Code Sections 414(b), (c),
                           (m), or (o) are treated as a single employer.

         (c) A former Employee who has a separation year prior to the determination year and who was a highly compensated active employee for either (1) such Employee's separation year or (2) any determination year ending on or after the Employee's 55th birthday will be a Highly Compensated Employee. Generally, a separation year is the determination year the Employee separates from service. An Employee who separated from service before January 1, 1987, will be included as a Highly Compensated Employee only if the Employee was a 5% owner or received Compensation in excess of $50,000.

1.18     Hour of Service means:

         (a) Each hour for which an Employee is directly or indirectly paid by, or entitled to payment from, an Affiliate for the performance of duties. These hours are credited to the Employee in the computation period in which the duties are performed.

         (b) Each hour, up to five hundred and one hours, for which an Employee is directly or indirectly paid by, or entitled to payment from an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, funeral leave, military duty or leave of absence. However, an Employee is not entitled to credit for such hours if payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws, or if such payment solely reimburses an Employee for his medical or medically related expenses.

                  In the case of a payment which is made or due on account of a period during which an Employee performs no duties, and which results in crediting of hours under this Subsection (b), or in the case of an award or agreement for back pay, to the extent that such award or agreement is made with respect to a period described in this Subsection (b), the number of hours and the computation period in which they are to be credited are determined in accordance with Section 2530.200(b)-2(b) and (c) of Title 29 of the Code of Federal Regulations, which Section is incorporated herein by this reference.

         (c) Each hour that would be a regularly scheduled working hour (or vacation or holiday) but for the Employee's absence in military service with the armed forces of the United States of America, if the Employee is reemployed by the Company within 90 days after his discharge while he has reemployment rights under Federal law (or within such longer period during which he has such reemployment rights).

         (d) In the case of a salaried Employee who is not paid on an hourly basis, he shall be credited with Hours of Service on the basis of 45 hours for each week for which the Employee would be credited with at least one Hour of Service.

         (e) Each hour for which an Employee is entitled to back pay, regardless of mitigation of damages, which has been either awarded or agreed to by an Affiliate. These hours are credited to the person in the computation period to which the award, agreement or payment pertains. However, an Employee will not be credited with hours under this Subsection (e) if he received credit for the same hours under Subsections (a), (b),
                  (c) or (d).

         (f) Solely for purposes of determining whether an Employee has incurred a Break in Service, an Employee who is absent from employment with an Affiliate for maternity or paternity reasons will be credited with the Hours of Service that would otherwise be credited under Subsections (a), (b), (c), and
                  (d), above, if the Employee were not absent for such reasons. Where such Hours of Service cannot be determined, the Employee will be credited with eight Hours of Service for each normal work day of the absence. No more than five hundred and one Hours of Service will be credited under this Subsection for any single absence for maternity or paternity reasons.

                  The Hours of Service credited under this Subsection will be credited in the computation period in which the Employee's maternity or paternity absence began. However, if the Employee has completed at least five hundred and one Hours of Service in such computation period without including any Hours of Service credited under this Subsection, then such Hours of Service credited under this Subsection will be credited in the next following computation period.

                  Absence for maternity or paternity reasons means an Employee is absent because:

                  (1)      the Employee is pregnant,

                  (2)      the Employee gave birth to a child,

                  (3)      an adopted child is placed with the Employee, or

                  (4) the Employee is caring for his natural or adopted child immediately after the child is born or placed with the Employee.

                  The provisions of this Subsection will not apply unless the Employee provides information to the Committee, within the time limits established by the Committee, sufficient to establish that the absence is for maternity or paternity reasons and the duration of such absence.

1.19 Inactive Participants means those who were Participants but transferred to and are in an employment status where they are no longer Eligible Employees.

1.20 Investment Funds means the funds in which a Participant may invest Accounts according to Section 5.01.

1.21 Leased Employee means any person (other than an Employee of the Company) who pursuant to an agreement between the Company and a leasing organization has performed services for the Company, or related persons determined in accordance with Section 414(n)(6) of the Code on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the

         Company or related person. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Company shall be treated as provided by the Company.

         A Leased Employee shall not be considered an Employee of the Company if: (i) the Leased Employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the Employee's gross income under
         Section 125, Section 402(e)(2), Section 402(h) or Section 403(b) of the Code, (2) all persons employed by the leasing organization who are or may become "leased employees" (within the meaning of Code Section 414(n)) immediately participate in the money purchase pension plan, and
         (3) full and immediate vesting; and (ii) Leased Employees do not constitute more than 20 percent of the Company's nonhighly compensated workforce.

1.22 Matching Contributions means Company contributions allocated to Participants' Matching Contribution Accounts under Section 4.03.

1.23 Nonhighly Compensated Employee means a person employed by an Affiliate who is not a Highly Compensated Employee.

1.24 Normal Retirement Date means the date on which a Participant attains age 65.

1.25     Participant means any Employee who is a Participant as provided in
         Article II. Where appropriate to the context, it also includes Inactive Participants.

1.26 Plan means the Simulation Sciences Inc. 401(k) Plan as described in this document and includes any subsequent amendments.

1.27 Plan Year means the 12 months beginning January 1 and ending the following December 31. The Plan Year will be the limitation year for purposes of Code Section 415 and Plan Section 11.01.

1.28     Pretax Deferrals means the amount contributed to this Plan under
         Section 3.01 by the Company in lieu of being paid to the Participant as salary or wages.

1.29 Qualified Election Period means the six (6) Plan Year period beginning with the first Plan Year in which the Participant first became a Qualified Participant.

1.30 Qualified Participant means any Participant who has attained age fifty-five (55) and has completed ten (10) years of participation under the Plan.

1.31 Trust Fund means assets of the Plan held by the Trustee and subject to the trust agreement described in Article XIV.

1.32 Trustee means the person, persons, bank, and/or other entity selected by the Board to hold the Trust Fund according to Article XIV.

1.33 Valuation Date means the close of business on the last day of each calendar quarter and any other date as of which the Committee, in its sole discretion, determines that a valuation of the Trust Fund is necessary or advisable for the operation of the Plan. With respect to Company Stock, the Valuation Date shall be December 31 of each year.

1.34 Valuation Period means the three-month period (or twelve-month period with respect to Company Stock) ending on a Valuation Date.

1.35 Vested Portion means nonforfeitable portion. The Vested Portion of a Participant's Accounts is determined in accordance with the provisions of Section 8.02.

1.36 Year of Service means each Plan Year during which the Employee completes 1,000 Hours of Service, except as noted below.

         For purposes of eligibility for participation, the initial participation computation period shall be the 12-month period beginning with the date on which the Employee first performs an Hour of Service. The initial participation computation period beginning after a one-year Break in Service shall measure from the date on which an Employee again performs an Hour of Service. If the Participant fails to have a Year of Service in his or her initial participation computation period, the participation computation period shall shift to the Plan Year in which the initial participation computation period ended.

         For purposes of vesting, a Year of Service shall mean all Plan Years during which an Employee has completed a Year of Service as described above, including any Plan Year during which he has completed 1,000 or more Hours of Service but has not yet become eligible to participate in the Plan.

         Years of Service with any corporation, trade or business which is a member of a controlled group of corporations under common control (as defined under Code Sections 414(b) and 414(c)) or is a member of an affiliated service group (as defined under Code Section 414(m)) shall be recognized.

         Years of Service for purposes of this Plan shall also include any Years of Service with SimSci International and JSD Consultants, Inc.

                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

2.01     Plan Participation

         (a) Each Participant in the Plan on December 31, 1993 will continue as a Participant in the Plan as restated, effective January 1, 1994.

         (b) Each Eligible Employee will become a Participant on the earlier of:

                  (i) April 1, 1994 if such individual is an Eligible Employee on that date; or

                  (ii) the first day of January, April, July or October coincident with a next following the date he completes one Year of Service.

         (c) Any Eligible Employee who is at least age 40 shall be eligible to participate on the first day of January, April, July or October coincident with or next following his 40th birthday.

2.02     Plan Enrollment
         Upon becoming a Participant, an Eligible Employee must complete and file a form designating a Beneficiary. In addition, to make Pretax Deferrals he must authorize the Company to reduce Compensation by the deferral amount according to Section 3.01, and must designate allocation of Pretax Deferrals among the Investment Funds. The form must be delivered to the Committee no fewer than 15 days before participation is to begin. An Eligible Employee who declines to participate when first eligible may elect to do so as of any subsequent January 1, April 1, July 1, or October 1, provided the Committee receives a completed election form no fewer than 15 days before January 1, April 1, July 1 or October 1.

2.03     Reemployment
         A Participant or an Employee who met the eligibility requirements in
         Section 2.01, terminated employment, and then is rehired as an Eligible Employee may elect to become a Participant under Section 2.02 on the date he is rehired. A rehired Employee who had not met the eligibility requirements in Section 2.01 before employment terminated will be eligible to enter the Plan on the first January 1, April 1, July 1 or October 1 coincident with or immediately following satisfaction of the requirements in Section 2.01.

         Notwithstanding other provisions of this Section 2.03, a Participant or rehired Employee who is reemployed following a Break in Service shall participate on his date of reemployment provided that if the Participant or rehired Employee is reemployed after a Break in Service and has no vested rights under the Plan and the number of consecutive one-year Breaks in Service equals or exceeds five years or the number of aggregate years of pre-break service, whichever is greater, he shall be treated as a new Employee for purposes of participation.

2.04     Employment After Normal Retirement Date
         A Participant who continues employment as an Eligible Employee after his Normal Retirement Date continues to be a Participant for all Plan purposes.

2.05     Termination of Participation
         A Participant stops being a Participant on the date he or his Beneficiary receives distribution of the entire Vested Portion of his Accounts due to termination of employment, retirement or death.

2.06     Inactive Participation and Transfers
         A Participant who transfers to an employment status with an Affiliate in which he is no longer an Eligible Employee becomes an Inactive Participant. An Inactive Participant is not eligible to make Pretax Deferrals from Compensation earned after the date of transfer. Matching Contributions will not be allocated to an Inactive Participant's Accounts after the date of transfer unless such contributions are attributable to Pretax Deferrals made prior to the date of transfer.

         Accounts of Participants who become Inactive Participants continue to be held under the Plan until entitled to a distribution under Articles VII and VIII. An Inactive Participant continues to have the right to direct Account investment under Article V and to make withdrawals under
         Article VI.

         An Employee who transfers to an employment status with an Affiliate in which he is an Eligible Employee may become a Participant according to
         Section 2.01. He is not eligible to make Pretax Deferrals from Compensation earned while not a Participant. Matching Contributions will not be based on Compensation earned before the Employee's date of transfer and becoming a Participant.

2.07     Leave of Absence
         A Participant's employment is not considered terminated for purposes of the Plan if the Participant has been on leave of absence with the consent of the Company, provided that he returns to the employ of the Company within thirty (30) days after the leave (or within such longer period as may be prescribed by law). Leave of absence shall mean a leave granted by the Company, in accordance with rules uniformly applied to all Participants, for reasons of health or public service or for reasons determined by the

         Company to be in its best interests. Solely for purposes of preventing a Break in Service, a Participant on such leave of absence shall be credited with eight (8) Hours of Service for each business day of the leave. A Participant who does not return to the employ of the Company within the prescribed time following the end of the leave of absence shall be deemed to have terminated his employment as of the date when his leave began, unless such failure to return was the result of his death or Retirement.

                                   ARTICLE III
                                  CONTRIBUTIONS

3.01     Pretax Deferrals

         (a)      Pretax Deferral
                  Percentage Upon Plan enrollment or reenrollment, each Participant may elect to make Pretax Deferrals which equal not less than 1% and not more than 15% of Compensation. A Participant's Pretax Deferral percent must be a fixed whole percent.

                  Compensation otherwise payable to the Participant for each pay period while an election under this Section 3.01 is in effect is reduced by the amount of Pretax Deferrals. These contributions are allocated to Participant's Pretax Deferral Account.

                  In addition to the above, each January, a Participant may make a Pretax Deferral from his annual bonus equal to not less than 1% and not more than 15% of such bonus amount. Such Pretax Deferral percent must be a fixed whole percent. This contribution will be allocated to a Participant's Pretax Deferral Account.

         (b)      Change in Percent or Suspension of Pretax Deferrals
                  The Pretax Deferral percent remains in effect, despite any change in Compensation, until the Participant elects to change this percent. Effective as of the first day of any January, April, July or October, a Participant may elect to change the Pretax Deferral percent by filing an election with the Committee at least 15 days before the effective date of the change.

                  A Participant may suspend all Pretax Deferrals at any time by filing an election form with the Committee at least 15 days before the pay period in which the suspension will occur. A Participant who has elected to suspend all deferrals may resume Pretax Deferrals effective as of the first day any January, April, July or October following a six month suspension.

                  Participants must file an election with the Committee at least 15 days before the effective date of the resumption, according to rules established by the Committee.

         (c)      Status of Pretax Deferrals
                  Pretax Deferrals are made by payroll deductions authorized by the Participant and are to be contributed monthly to the Plan by the Company. Pretax Deferrals constitute Company contributions under the Plan and are intended to qualify as elective contributions under Code Section 401(k).

         (d)      Calendar Year Limitation
                  Regardless of provisions in Subsections (a) and (b) above, once a Participant's Pretax Deferrals reach $9,240 (indexed) in any calendar year, all subsequent deferrals will be suspended for the rest of the calendar year.

                  Pretax Deferrals will automatically resume on the following January 1. Unless the Participant elects to change the Pretax Deferral percent according to Subsection (b) above, Pretax Deferrals will resume at the percent in effect on suspension date.

                  Pretax Deferrals will not include any deferrals properly distributed as excess annual additions.

                  If for any reason, a Participant's total elective deferrals (within the meaning of Code Section 402(g)(3)) to this Plan or to all employer plans exceed the above limit under this Subsection (d) or, if greater, exceed $9,500 when added to deferrals under an arrangement described in Code Section 403(b), during any calendar year, the Committee shall direct, in the case of an excess only to this Plan, distribution of the excess portion held in this Plan. A Participant may assign to this Plan (in the case of an excess to two or more employer plans) any excess Pretax Deferrals made during the taxable year of the Participant by notifying the Committee prior to April 15 of the calendar year following the year in which the Pretax Deferrals were made the amount of excess Pretax Deferrals to be assigned to the Plan. A Participant is deemed to notify the Committee of any excess Pretax Deferrals that arise by taking into account only those excess Pretax Deferrals made to this Plan and any other plans of the Company or Affiliate. The distribution of excess deferrals will be made no later than April 15 of the following calendar year and will be adjusted by gain or loss allocable to the excess deferrals for the taxable year of the Participant in which the deferrals were made.

                  Gain or loss allocable to excess deferrals for the taxable year in which such deferrals were made shall be determined in accordance with regulations issued by the Secretary of the Treasury or his delegate.

         (e)      Adjustment to $9,240 Limit
                  The $9,240 limit in Subsection (d) above will be adjusted each calendar year, as permitted under Code Section 402(g)(5).

         (f)      Limitation of Liability
                  Each payment to the Trust Fund under Subsection 3.01(a) equal to the amount of a Participant's Pretax Deferrals is a discharge from the Company's financial obligations under the Plan regarding the Participant's corresponding reduction in Compensation.

3.02     Matching Contributions
         The Company will make a Matching Contribution for each month which, when added to any forfeited amounts under Section 8.03, shall be equal to the sum of amounts to be allocated to Participants' Matching Contribution Accounts under Section 4.03 for that Plan Year.

3.03     Nonelective Contributions
         The Company may make Nonelective Contributions which qualify as Qualified Nonelective Contributions, as defined in Code Section 401(m)(4)(C), to the extent necessary to satisfy the nondiscrimination tests described in Sections 11.02 and 11.03 of the Plan. The Company shall not be required to make a Nonelective Contribution for any Plan Year, and the Company's Board of Directors shall have sole discretion to determine whether any such contribution shall be made for a Plan Year.

3.04     Discretionary Profit Sharing Contribution
         The Company may make a Discretionary Profit Sharing Contribution to the Plan for a Plan Year although it is not required to. Whether or not such a contribution will be made and the amount of such contribution shall be determined annually by the Company.

3.05     Makeup Contributions
         In addition to other Company contributions described in this Article III, the Company may make special makeup contributions to the Plan, if necessary. A makeup contribution is necessary if: there are insufficient forfeitures under the Plan to restore a Participant's Matching Contribution Account or Profit Sharing Account according to
         Section 8.04; a Participant's or Beneficiary's Accounts must be reinstated according to Section 17.05; or if a mistake or omission in allocating contributions is discovered and cannot be corrected by revising prior allocations.

3.06     Rollover Contribution
         Subject to Committee approval, an Eligible Employee or Participant may make a Rollover Contribution to the Plan which does not exceed the maximum amount of Rollover Contribution permitted under Code Section 402(c). The contribution must be in cash and must meet all applicable rollover requirements under the Code. The Committee will establish uniform, nondiscriminatory procedures for the treatment of Rollover Contributions.

                                   ARTICLE IV
                        PARTICIPANT ACCOUNTS: ALLOCATIONS

4.01     Participant Accounts

         The Committee will maintain the following Accounts for each
         Participant:

         (a)      A Pretax Deferral Account which is:

                  (i) Credited with the Participant's Pretax Deferrals and Nonelective Contributions, if any,

                  (ii)     Adjusted for investment results and expenses, and

                  (iii)    Charged with withdrawals and distributions.

                  The Vested Portion of a Participant's Pretax Deferral Account is always one hundred percent.

         (b)      A Matching Contribution Account which is:

                  (i) Credited with the Participant's share of Matching Contributions (including any forfeited amounts used to reduce such contributions under Section 8.03) if any,

                  (ii)     Adjusted for investment results and expenses, and

                  (iii)    Charged with distributions.

                  The Vested Portion of a Participant's Matching Contribution Account is determined according to Section 8.02.

         (c)      A Discretionary Profit Sharing Account which is:

                  (i) Credited with the Participant's share of Discretionary Profit Sharing Contributions, if any,

                  (ii) Adjusted for investment results and expenses, if any, and

                  (iii)    Charged with distributions.

                  The Vested Portion of a Participant's Discretionary Profit Sharing Account is determined according to Section 8.02.

         (d)      A Rollover Account which is:

                  (i)      Credited with the Participant's Rollover
                           Contributions,

                  (ii) Adjusted for investment results and expenses, if any, and

                  (iii)    Charged with withdrawals and distributions.

                  The Vested Portion of a Participant's Rollover Account is always 100%.

         PRE-1994 ACCOUNTS

         (e)      A Pre-1994 Money Purchase Company Stock Account which is:

                  (i) Credited with the Participant's Company Stock Account balance as of December 31, 1993 under the Simulation Sciences Inc. Money Purchase Pension Plan, if any

                  (ii) Adjusted for investment results and expenses, if any, and

                  (iii)    Charged with distributions.

                  The Vested Portion of a Participant's Pre-1994 Money Purchase Company Stock Account is determined according to Section 8.02.

         (f)      A Pre-1994 Stock Bonus Company Stock Account which is:

                  (i) Credited with the Participant's Company Stock Account balance as of December 31, 1993 under the Simulation Sciences Inc. Stock Bonus Plan, if any

                  (ii) Adjusted for investment results and expenses, if any, and

                  (iii)    Charged with distributions.

                  The Vested Portion of a Participant's Pre-1994 Stock Bonus Company Stock Account is determined according to Section 8.02.

         (g)      A Pre-1994 Money Purchase Other Investments Account which is:

                  (i) Credited with a Participant's Other Investments Account balance as of December 31, 1993 under the Simulation Sciences Inc. Money Purchase Pension Plan, if any,

                  (ii) Adjusted for investment results and expenses, if any, and

                  (iii)    Charged with distributions.

                  The Vested Portion of a Participant's Pre-1994 Money Purchase Other Investments Account is determined according to Section 8.02.

         (h)      A Pre-1994 Stock Bonus Other Investments Account which is:

                  (i) Credited with a Participant's Other Investments Account balance as of December 31, 1993 under the Simulation Sciences Inc. Stock Bonus Plan, if any,

                  (ii) Adjusted for investment results and expenses, if any, and

                  (iii)    Charged with distributions.

                  The Vested Portion of a Participant's Pre-1994 Stock Bonus Other Investments Account is determined according to Section 8.02.

                          PRIOR ACCOUNTS

         (i)      A Prior Profit Sharing Account which is:

                  (i) Credited with the Participant's Prior Profit Sharing Account balance as of December 31, 1993 under the Simulation Sciences Inc. Stock Bonus Plan, if any,

                  (ii) Adjusted for investment results and expenses, if any, and

                  (iii)    Charged with distributions.

                  The Vested Portion of a Participant's Prior Profit Sharing Account is determined according to Section 8.02.

         (j)      A Prior Money Purchase Pension Account which is

                  (i) Credited with the Participant's Prior Money Purchase Pension Account balance as of December 31, 1993 under the Simulation Sciences Inc. Money Purchase Pension Plan, if any,

                  (ii) Adjusted for investment results and expenses, if any, and

                  (iii)  Charged with distributions.

         The Vested Portion of a Participant's Prior Money Purchase Pension Account is determined according to Section 8.02.

4.02     Allocation of Pretax Deferrals
         Company contributions resulting from a Participant's Pretax Deferrals according to Section 3.01 will be allocated to the Participant's Pretax Deferral Account. An allocation will occur for each month in which the Participant has Pretax Deferrals withheld from Compensation. The allocation amount will equal the Participant's Pretax Deferrals withheld during this payroll period.

4.03     Allocation of Matching Contributions
         Each month, Matching Contributions will be allocated to each Participant's Matching Contribution Account, at a rate equal to a percentage of the Participant's Pretax Deferrals withheld during that month determined according to the following table. Such Matching Contributions shall be based only on the first 5% of a Participant's Compensation.

                      Participant's                           Matching
                      Compensation                       Contribution Rate

                   0     -    $ 25,000                           100%
             $25,001     -    $ 50,000                            75%
             $50,001     -    $ 75,000                            50%
             $75,001     -    $100,000                            25%
                         over $100,000                             0%

         The rate of the Company Matching Contribution will be based on the Participant's base annual pay rate in effect at the time such contribution is made.

         Any forfeiture of a Participant's unvested Account balance shall be used to reduce the Company Matching Contribution to the extent provided in Section 8.03.

         Additionally, the Company shall make a Matching Contribution on the Pretax Deferral which is based on the Participant's bonus amount, at the same rate determined according to the above table. Such Matching Contribution shall be based only on the first 5% of the Participant's bonus.

4.04     Allocation of Nonelective Contributions
         Nonelective Contributions shall be allocated to the Pretax Deferral Account of each Participant either in the ratio that the Compensation of each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, or in equal dollar amounts. Notwithstanding the foregoing sentence, the Company, in its sole discretion, may limit allocation of the Nonelective Contribution to certain Participants who are Nonhighly Compensated Employees. Except for the hardship withdrawal rules under Section 6.02 and the provisions relating to the determination of the Matching

         Contributions, Nonelective Contributions shall be treated as Pretax Deferrals for all purposes under the Plan.

4.05 Allocation of Discretionary Profit Sharing Contributions Discretionary Profit Sharing Contributions, if any, on behalf of an eligible Participant, as defined below, shall be allocated to such Participant's Discretionary Profit Sharing Account in the ratio that the Compensation for each such Participant for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

         A Participant must have earned a Year of Service in such year to be eligible for a Discretionary Profit Sharing Contribution.

                                    ARTICLE V
                   INVESTMENTS: ALLOCATION OF GAINS AND LOSSES

5.01     Investment of Accounts Other than Pre-1994 Accounts
         Participant Accounts are invested in the Trust Fund. Each Participant may direct investment of his Pretax Deferral Account, Matching Contribution Account, Discretionary Profit Sharing Account, Rollover Account, Prior Profit Sharing Account, as available, and Prior Money Purchase Pension Account, as available, in any of the Plan's Investment Funds. The Board, or an investment committee approved by the Board, will select the Investment Funds available under the Plan.

         As of any first day of any January, April, July or October, the Participant may designate the Investment Fund(s) in which future contributions are invested provided he gives at least 15 days prior written notice to the Committee. Contributions must be invested in 10% increments with the total equaling 100%.

5.02     Transfers of Existing Account Balances Between Investment Funds
         A Participant has the right as of the first day of any January, April, July and October, to have all or part of his Accounts (as available) (other than his Pre-1994 Accounts) transferred between Investment Funds provided he gives at least 15 days prior written notice to the Committee, according to rules established by the Committee. Accounts must be transferred among Investment Funds in 1% increments.

5.03     Allocation of Investment Fund Gains and Losses
         As of each Valuation Date, the Committee will determine the net investment gain or loss, after adjustment for any applicable expenses, of each Investment Fund since the immediately preceding Valuation Date.

         The net investment gain or loss of each Investment Fund will be allocated to each Participant's Accounts. This allocation will be in the same proportion as the following, for each Participant, bears to the following for all Participants:

         (a) The balance of the Participant's Accounts held in the Investment Fund as of the immediately preceding Valuation Date,

         (b) One-half of the Pretax Deferrals made by the Participant and one-half of the Matching Contributions, if any, allocated to the Accounts since the immediately preceding Valuation Date and directed by the Participant to be invested in the Investment Fund,

         (c) An adjustment to reflect any transfers, to or from the portion of the Participant's Accounts invested in the Investment Fund, made effective after allocating gains or losses as of the immediately preceding Valuation Date, and

         (d) A reduction for any withdrawals or distributions paid from portion of the Accounts invested in the Investment Fund and paid after allocating gains or losses as of the immediately preceding Valuation Date.

         (e)      Forfeitures, if any, allocated pursuant to Section 4.04, and

         (f)      Restoration of any forfeited amounts pursuant to Section 8.03.

         The Committee shall direct the Trustee with respect to the investment of the Pre-1994 Accounts. To that extent, the Committee may direct that up to 100% of the balances in such Accounts be invested in Company Stock, provided that all purchases of Company Stock shall be made at no more than fair market value as of the most recent Valuation Date.

5.04     Voting Company Stock
         Voting rights, if any, with respect to all Company Stock held in the Trust shall be exercised by the Trustee at the direction of the Committee, except that with respect to any corporate matter which involves the voting of such shares with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as the Secretary of the Treasury may prescribe in regulations, each present or former Participant (or, in the event of his death, his Beneficiary) shall have the right to direct the Trustee as to the manner in which voting rights appurtenant to Company Stock allocated to his Company Stock Account are to be exercised.

         When present or former Participants or the Beneficiaries thereof are entitled to direct the manner in which voting rights of allocated Company Stock are to be exercised, the Company shall furnish to the Trustee and to the present or former Participant or the Beneficiary thereof a notice or information statement that complies with applicable law and the Company's charter and by-laws with respect to security holders in general. In cases in which the Trustee is required to vote shares of Company Stock in accordance with instructions from the Committee, the Trustee shall not exercise its power to vote Company Stock for which it has not received timely instructions from the Committee. In cases in which Participants are entitled to direct the Trustee as to the manner in which voting rights are to be exercised, the Trustee shall vote both allocated shares for which it has not received direction, as well as unallocated shares, in the same proportion as directed shares are voted, and the Trustee shall have no discretion in such manner.

         Notwithstanding the provisions of the preceding paragraphs of this
         Section 5.04, each Participant and/or Beneficiary shall be entitled to direct the voting of any Employer Securities which are allocated to his Company Stock account to the extent such Employer Securities were newly acquired by or transferred to the Trust in connection with a Securities Acquisition Loan completed after June 6, 1989 to which Section 133 of the Code applied.

         In the event the Company should at any time have a registration-type class of securities, each Participant and/or Beneficiary shall be entitled to direct the voting of any shares of Company Stock allocated to his Pre-1994 Accounts, with respect to all issues requiring a vote.

                                   ARTICLE VI
                           WITHDRAWALS WHILE EMPLOYED

6.01     Hardship Withdrawals

         (a) A Participant may request a withdrawal from his Pretax Deferral and Rollover Accounts to the extent necessary to meet a financial hardship as defined in Subsection (b) below. The maximum withdrawal equals the Participant's total Pretax Deferrals and Rollover Account, subject to the following:

                  (i) The amount withdrawn may not exceed the amount necessary to meet the Participant's financial hardship;

                  (ii) A Participant may not withdraw Nonelective Contributions nor earnings attributable to Pretax Deferrals or Nonelective Contributions;

                  (iii) Withdrawals must first be made from the Participant's Rollover Account.

         (b) A distribution is on account of financial hardship if it is made on account of:

                  (i) Expenses incurred or necessary for medical care described in Code Section 213(d) for the Participant, his spouse or dependents (as defined in Code Section
                           152);

                  (ii) The costs directly related to the purchase (excluding mortgage payments) of the Participant's principal residence;

                  (iii) The payment of tuition and related educational expenses for the next 12 months of post secondary education for the Participant, his spouse or dependents (as defined in Code Section 152); or

                  (iv) The need to prevent eviction from or mortgage foreclosure of the Participant's principal residence.

                  In determining the financial hardship the Committee shall comply with the Code and the regulations thereunder.

         (c) A Participant will not be able to make a hardship withdrawal under this Section 6.01 until he has obtained:

                  (i) All distributions (other than hardship withdrawals) available under this Plan and any other Company or Affiliate-sponsored qualified plan, and

                  (ii) A loan, to the maximum extent, under Section 6.03 and under the loan provision of any Company-sponsored qualified plan.

                  A Participant must provide the Committee with such information and evidence as shall be reasonably necessary for the Committee to determine whether or not a financial hardship exists. The distribution may not be in excess of the amount of the financial need (including amounts, necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.)

         (d) The following applies to Participants who make a hardship withdrawal:

                  (i) Pretax Deferrals will be suspended for twelve months beginning with the pay period after the hardship withdrawal, and

                  (ii) The dollar limit in Section 3.01(d) will be reduced for the calendar year after the hardship withdrawal by Pretax Deferrals for the calendar year of the hardship withdrawal.

                  No other in-service withdrawals (other than loans pursuant to Section 6.03) are allowed under this Plan.

6.02     Processing and Payment of Withdrawals
         Hardship withdrawal requests will be processed by the Committee as of the Valuation Date immediately preceding the date the request is received. Upon Committee approval, payment will be made as soon as practical. Payment will be made in a single sum, in cash.

         If a Participant elects to withdraw less than the total value of his Pretax Deferral and Rollover Accounts (less Nonelective contributions, if any) and the Accounts are invested in one or more Investment Funds, the withdrawal will be made from each Investment Fund on a prorata basis.

6.03     Loans to Participants
         Participants may borrow from their Pretax Deferral Account according to written procedures for loans established by the Committee, which terms and conditions are incorporated herein. These terms and conditions include, but are not limited to:

         (a) A Participant may have no more than one loan from this Plan outstanding at any time.

         (b) The Participant must apply for the loan, sign a note payable to the Trustee in the proper amount on a form prescribed by the Committee, pledge the Vested Portion of his Pretax Deferral Account equal to the loan amount as collateral for the loan, and authorize payroll deductions for payment of interest and principal, all in accordance with Committee procedures. In addition, prior to receiving a loan, each married Participant must present to the Committee the written consent of his spouse, witnessed by a Plan representative or notary public. Such spousal consent must acknowledge the effect of the loan.

         (c) The repayment period for any loan will be determined by mutual agreement between the Committee and Participant with repayments not less frequent than quarterly. However, this repayment period, including any extensions resulting from consolidating a loan into a subsequent loan, will not be longer than the earlier of 5 years or the date the Participant terminates employment with the Company, except in the case of a loan made for purposes of acquiring a dwelling unit which within a reasonable time is to be used as the principal residence of the Participant.

         (d) The amount of the loan must be at least $1,000, but may not exceed the lesser of:

                  (i) $50,000 reduced by the highest outstanding loan balance under the Plan during the twelve months preceding the date of the loan; or

                  (ii) 50% of the Participant's Pretax Deferral Account and Rollover Account, valued on the Valuation Date immediately before the date the request for the loan is received.

         (e) All loans will bear an interest rate equal to the prime rate plus 1% in effect on the last day of the month preceding the month the request for a loan is received. The interest rate will be fixed for the term of the loan.

         (f) The Committee will establish a loan account for the Participant and will credit the loan account with an amount equal to the loan principal granted. Each repayment of principal received by the Trustee from the Participant will reduce the balance credited to the loan account. Each payment of principal and interest will increase the balance in the Participant's non-loan Accounts.

         (g) With respect to a Participant actively employed by the Company, repayment will be accomplished through regular payroll deductions. With respect to a Participant who is not actively employed, repayment will be accomplished as determined by mutual agreement between the Committee and the Participant. A Participant is entitled to prepay, without penalty, the total accrued interest and outstanding principal. Such prepayment may be made by increasing the amount of payroll deductions or by any other means approved by the Committee.

         (h)      If a Participant terminates employment with the Company, the note in the Participant's Account will be canceled and the unpaid balance deemed distributed by the Trust Fund unless the Participant elects to repay the loan in full immediately upon termination.

         (i) The events constituting default on the loan and the steps that will be taken in such event shall be determined by the Committee and set forth in the written procedures which are incorporated herein.

         (j) Despite the above provisions of this Section 6.03 the Committee reserves the right to stop granting loans to Participants at any time.

         (l) Loans will be made from each Investment Fund on a prorata basis.

                                   ARTICLE VII
                          RETIREMENT AND DEATH BENEFITS

7.01     Retirement Benefits
         The retirement benefit payable under the Plan to a Participant whose employment with all Affiliates terminates on or after his Normal Retirement Date is 100% of the value of all his Accounts on the Distribution Date. The Participant's Distribution Date is the Valuation Date coinciding with or immediately after his employment termination date.

7.02     Death Benefits
         The death benefit payable to a Beneficiary in the case of a Participant whose employment with all Affiliates terminates due to death (or who dies after termination of employment under Section 7.01 but before the Distribution Date under such Section ) is 100% of the value of all his Accounts on the Distribution Date which shall be paid to the Participant's Beneficiary as a cash lump sum.

         Notwithstanding the foregoing, distributions of a Participant's Prior Accounts, Pre-1994 Money Purchase Company Stock Account and Pre-1994 Money Purchase Other Investments Account, unless payable as a Qualified Preretirement Survivor Annuity, and distributions from a Participant's Pre-1994 Stock Bonus Company Stock Account and Pre-1994 Stock Bonus Other Investments Account shall be paid to his Beneficiary according to the provisions in Section 9.03.

         The Distribution Date for a Participant is the Valuation Date coinciding with or immediately after the date the Participant dies.

                                  ARTICLE VIII
                  TERMINATION BENEFITS AND VESTING REQUIREMENTS

8.01     Benefits at Termination of Employment

         The Plan benefit payable to a Participant whose employment with all Affiliates terminates for any reason other than death or retirement on or after his Normal Retirement Date is the Vested Portion of his Accounts (determined under Section 8.02) on the Distribution Date, which is the Valuation Date coinciding with or immediately after his employment termination date.

         A Participant with no vested interest in the Plan will be deemed to have received a distribution on his termination of employment date.

8.02     Vesting Requirements

         (a) The Vested Portion of a Participant's Pretax Deferral Account and Rollover Account is always one hundred percent.

         (b) The Vested Portion of a Participant's Matching Contribution Account and Discretionary Profit Sharing Account is based on his Years of Service as of the date employment terminates, as follows:

                  Years of Service         Vested Portion
                  ----------------         --------------
                  Less than one                 0%
                  1 but less than 2            20%
                  2 but less than 3            40%
                  3 but less than 4            60%
                  4 but less than 5            80%
                  5 or more                   100%


                  Regardless of the preceding sentence, when a Participant reaches his Normal Retirement Date while an Affiliate Employee, the Vested Portion of his Matching Contribution Account and Profit Sharing Account is always one hundred percent.

         (c) The Vested Portion of a Participant's Pre-1994 Accounts and Prior Accounts will be determined in accordance with the following schedule:

                  Years of Service            Vested Portion
                  ----------------            --------------

                  Less than 3                       0%
                  3 but less than 4                20%
                  4 but less than 5                40%
                  5 but less than 6                60%
                  6 but less than 7                80%
                  7 or more                       100%

                  Notwithstanding the foregoing schedule, a Participant in the Plan prior to January 1, 1989 shall vest under the following vesting schedule to the extent it would produce a higher vested percentage:

                  Years of Service            Vested Portion
                  ----------------            --------------

                  Less than 1                         0%
                  1 but less than 2                  10%
                  2 but less than 3                  20%
                  3 but less than 4                  30%
                  4 but less than 5                  40%
                  5 but less than 6                  50%
                  6 but less than 7                  60%
                  7 but less than 8                  70%
                  8 but less than 9                  80%
                  9 but less than 10                 90%
                  10 or more                        100%


                  Notwithstanding the foregoing, when a Participant reaches his Normal Retirement Date while an Affiliate Employee, the Vested Portion of the Accounts under this Subsection (c) of Section
                  8.02 is always one hundred percent.

8.03     Forfeitures

         For a Participant terminating employment before the Vested Portion of his Accounts (other than his Pretax Deferral Account and Rollover Account) is one hundred percent, the nonvested portion of the Accounts will be forfeited as of the Valuation Date coinciding with or next following the date on which he incurs five consecutive one-year Breaks in Service (or, upon any cashout distribution as described in Treas. Reg. Section 1.411(a)7(d)(4)(i) or (ii), ignoring paragraph (D) of each such provision). Such forfeited amount will be used first, to restore forfeited Accounts under 8.04, if any, and next, to reduce the Company Matching Contribution, as of the last day of the calendar quarter on or after the Participant incurs such Break in Service or cash-out, if applicable. In the event there is any forfeited amount remaining, it shall be held in a suspense account and used in the following Plan Year to either restore forfeited Accounts or reduce the Company Matching Contribution. A Participant with no vested balance will be deemed to receive a cashout distribution of zero.

8.04     Reinstatement of Forfeiture Accounts
         (a) For a Participant who terminates employment before the Vested Portion of his Accounts is 100% and who is rehired before incurring 5 consecutive one-year Breaks in Service, the value of his Accounts forfeited when employment terminated, under
                  Section 8.03, will be restored (without interest) to his Accounts.

         (b) For a Participant who terminates employment before the Vested Portion of his Accounts is 100% and is rehired after incurring 5 consecutive one-year Breaks in Service, the value of his Accounts forfeited under Section 8.03 will not be restored.

8.05     Determination of Years of Service
         (a) Subject to the provisions of Subsection (b), for purposes of determining the Vested Portion of a Participant's Accounts, all of the Participant's Years of Service with all Affiliates shall be taken into account.

         (b) If a Participant was reemployed by an Affiliate after incurring a one year Break in Service, the following special rules will apply in determining his Years of Service for purposes of this Article VIII:

                  (i) If the Participant was reemployed after incurring five consecutive one-year Breaks in Service, his Years of Service after such Break in Service will not increase his vested interest in any amounts in his Accounts attributable to his Years of Service prior to the Break in Service.

                  (ii) If the Participant participated in this Plan prior to his termination of service, a new Matching Contribution Account and Discretionary Profit Sharing Account will be established to reflect his interest in the Plan attributable to Matching Contributions and Discretionary Profit Sharing Contributions allocated to his Account after his Break in Service.

                  (iii) If the Participant was reemployed after incurring five consecutive one year Breaks in Service, and he did not have a vested interest under the Plan at the time of his prior termination of service, then his Years of Service prior to such Break in Service shall not be included in determining his vested interest in his new Matching Contribution Account and Discretionary Profit Sharing Account if his consecutive one year Breaks in Service equal or exceed his Years of Service completed prior to such Break in Service. For this purpose, the Participant's Years of Service before his Break in Service shall not include any Years of Service disregarded under Code Section 411(a)(6)(d) by reason of a prior Break in Service.

                                   ARTICLE IX
                            DISTRIBUTION OF BENEFITS

9.01 Form of Benefits for the Pretax Deferral Accounts, Matching Contribution Accounts, Discretionary Profit Sharing Accounts and Rollover Accounts for Retirement and Other Termination
         Amounts distributable under Articles VII and VIII from a Participant's Pretax Deferral Account, Matching Contribution Account, Discretionary Profit Sharing Account and Rollover Account will be distributed as a single cash lump sum distribution.

9.02 Form of Benefits for Prior Accounts, Pre-1994 Money Purchase Company Stock Accounts and Pre-1994 Money Purchase Other Investment Accounts for Retirement and Other Termination
         With respect to a Participant's Prior Profit Sharing Account, Prior Money Purchase Pension Account, Pre-1994 Money Purchase Company Stock Account, Pre-1994 Money Purchase Other Investments Account only (collectively the "QJSA Accounts"), amounts distributable under Articles VII and VIII are distributed as follows:

         (a)      Unmarried Participant
                  Unless a Participant elects otherwise, the normal form of retirement benefit for an unmarried Participant shall be an annuity which shall pay monthly payments to such Participant for life. Such payment shall continue to the first day of the month in which the Participant's death occurs. The annuity shall be purchased from an insurance company.

         (b)      Married Participant

                  Unless a Participant elects otherwise, the normal form of retirement benefit for a married Participant shall be a Qualified Joint and Survivor Annuity. Notwithstanding anything to the contrary in this Subsection (b), a Qualified Joint and Survivor Annuity need not be provided unless the Participant and his spouse have been married throughout the one-year period ending on the Annuity Starting Date or the date of the Participant's death, if earlier.

         A Participant who makes an election to waive a Joint and Survivor Annuity under Section 9.02(e) with respect to his Prior Accounts, Pre-1994 Money Purchase Company Stock Account and Pre-1994 Money Purchase Other Investments Account shall be entitled to a form of distribution under Section 9.03.

         (c)      Definitions
                  (i) Qualified Joint and Survivor Annuity. An immediate annuity for the life of the Participant, with a survivor annuity for the life of the spouse which equals 50%, 75% or 100% (as elected by the Participant) of the amount which is payable during the joint lives of the Participant and spouse, and which is purchased from an insurance company using the amount of the vested portion of the Participant's QJSA Accounts. The automatic form of joint and survivor annuity shall be a 50% Joint and Survivor Annuity, unless an alternate survivor percentage is elected by the Participant.

                  (ii)     Annuity Starting Date

                           (A) The first day of the first period for which an amount is payable as an annuity (whether by reason of retirement or disability).

                           (B) The Annuity Starting Date shall, in the case of a benefit not payable in the form of an annuity, be the first day on which all events have occurred which entitle the Participant to such benefit.

                           (C) The first day of the first period for which a benefit is to be received by reason of disability shall be treated as the Annuity Starting Date only if such benefit is not an auxiliary benefit within the meaning of Code
                                    Section 417(f)(2)(B).

         (d)      Qualified Pre-Retirement Survivor Annuity
                  Unless an optional form of benefit is selected within the Applicable Election Period pursuant to 9.02(e), below, if a Participant dies before the Annuity Starting Date, the Participant's surviving spouse (if any) will receive an annuity for life, purchased from an insurance company, using 100% of the Participant's QJSA Accounts.

         (e)      Waiver of Automatic Survivor Benefits
                  A Participant may elect not to receive either or both the Qualified Joint and Survivor Annuity and the Qualified Preretirement Survivor Annuity as follows:

                  (i) The Participant's election shall be made during the Applicable Election Period. For purposes of this
                           Section 9.02(e), the Applicable Election Period shall be:

                           (A) In the case of a Qualified Joint and Survivor Annuity, the 90-day period ending on the Annuity Starting Date, or

                           (B) In the case of a Qualified Preretirement Survivor Annuity, a period beginning on the first day of the Plan Year in which the Participant attains age 35 and ending on the date of the Participant's death. If a Participant separates from service, the Applicable Election Period begins on the date of separation with respect to benefits accrued before the separation from service.

                           (C) A Participant who is under age 35 as of the end of any current Plan Year may make a special qualified election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity which is comparable to the explanation required under Subsection (f)(i), below. Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Section .

                  (ii) The Participant's election under this Section 9.02(e) may be revoked in writing during the Applicable Election Period. If any such election is revoked, the person making such revocation shall retain the right to make another election during the Applicable Election Period. Each new election or change of beneficiary by the Participant shall require a new spousal consent in the same manner as provided for herein. The number of revocations shall not be limited.

                  (iii) An election by a Participant to waive automatic survivor benefits hereunder shall be effective only if the Participant's spouse consents to such election in writing, such consent acknowledges the effect of the Participant's election and such consent is witnessed by a Plan representative or a notary public. Additionally, a Participant's waiver will not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the

                           Participant without any further spousal consent).

                  (iv) Any consent by a spouse is effective only with respect to such spouse. Spousal consent is not required if the Participant establishes to the satisfaction of the Committee that there is no spouse or that the spouse cannot be located. Subsequent changes in beneficiaries or the form of benefits payable to a beneficiary must be consented to by the spouse in the manner set forth above. The consent of the spouse is irrevocable, but a revocation by the Participant may be made without the consent of the spouse.

         (f)      Notice Procedures
                  (i) Written explanation of Qualified Joint and Survivor Annuity form of benefit.

                           (A)      The Committee shall provide to each
                                    Participant a written explanation of:

                                    (1)      The terms and conditions of the
                                             Qualified Joint and Survivor
                                             Annuity;

                                    (2)      The Participant's right to make,
                                             and the effect of, an election to
                                             waive the Qualified Joint and
                                             Survivor Annuity form of benefits;

                                    (3)      The rights of the Participant's
                                             spouse;

                                    (4)      The right to make, and the effect
                                             of, a revocation of an election;

                                    (5)      The right to defer distribution
                                             until age 65; and

                                    (6)      For Plan Years beginning after
                                             1988, a general description of the
                                             eligibility conditions and other
                                             material features of the optional
                                             benefit forms of benefits and
                                             sufficient additional information
                                             to explain the relative values of
                                             the optional forms of benefits
                                             available under the Plan.

                           (B) The written explanation shall be provided by the Committee no less than 30 days and no more than 90 days prior to the Annuity Starting Date.

                  (ii) Notice of Right to Decline a Qualified Preretirement Survivor Annuity:

                           (A) The Committee shall provide a notice to Participants which is comparable to the notice required with respect to the Qualified Joint and Survivor Annuity.

                           (B) The notice to be provided to the Participant shall be provided within the applicable period.

                                    (1)      Expect as provided at Subsection
                                             (b)(ii), the applicable period
                                             means, with respect to a
                                             Participant, whichever of the
                                             following periods ends last:

                                             (aa)     The period beginning with
                                                      the first day of the Plan
                                                      Year in which the
                                                      Participant attains age 32
                                                      and ending with the close
                                                      of the Plan Year in which
                                                      the Participant attains
                                                      age 35.

                                             (bb)     A reasonable period ending
                                                      after the individual
                                                      becomes a Participant.


                                             (cc)     A reasonable period ending
                                                      after the Qualified
                                                      Preretirement Survivor
                                                      Annuity is no longer fully
                                                      subsidized.

                                             (dd)     A reasonable period ending
                                                      after Code Section
                                                      401(a)(11) first applies
                                                      to the Participant. Code
                                                      Section 401(a)(11) would
                                                      first apply when a benefit
                                                      is transferred from a plan
                                                      not subject to the
                                                      survivor annuity
                                                      requirements of Code

                                                      Section 401(a)(11) to a
                                                      plan subject to such
                                                      Section or at the time of
                                                      an election of an annuity
                                                      under a defined
                                                      contribution plan
                                                      described in Code Section
                                                      401(a)(11)(B)(iii).

                                    (2)      In the case of a Participant who
                                             separates from service before
                                             attaining age 35, the applicable
                                             period means the period beginning
                                             on year before the separation of
                                             service and ending one year after
                                             such separation.
                                             If such a Participant returns to
                                             service, the Plan must also comply
                                             with Subsection (i).

                                    (3)      For purposes of Subsection (i), a
                                             reasonable period ending after the
                                             enumerated events described above
                                             is the end of the two-year period
                                             beginning one year prior to the
                                             date the applicable event occurs,
                                             and ending one year after such
                                             date. In the case of a Participant
                                             who separates from service before
                                             the Plan Year in which age 35 is
                                             attained, notice shall be provided
                                             within the two-year period
                                             beginning one year prior to
                                             separation and ending one year
                                             after separation. If such a

                                             Participant thereafter returns to
                                             employment with the Company, the
                                             applicable period for such
                                             Participant shall be redetermined.

         (g)      Transitional Rule
                  An election by a Participant to waive an automatic survivor benefit which is made after December 31, 1983, but before the first day of the Plan Year to which these survivor coverage requirements apply, is not effective unless the Participant's spouse consents to the election in the manner provided in
                  Section 9.02(e).

9.03 Form of Benefits for Pre-1994 Stock Bonus Company Stock Accounts and Pre-1994 Stock Bonus Other Investments Account for Retirement and Other Termination
         Benefits payable on account of death or retirement from a Participant's Pre-1994 Stock Bonus Company Stock Account and Pre-1994 Stock Bonus Other Investments Account will be made in a lump sum, in cash unless, at Company discretion, distribution shall be in the form of Company Stock in which case a Participant's benefit will be distributed in the form of whole shares of Company Stock. In the event the Company should at any time have a registration-type class of securities, the Participant will be allowed to elect to receive his distribution either in the form of cash or Company Stock.

         Notwithstanding the foregoing, with respect to a Participant who terminates employment for reasons other than retirement or death and who has a Pre-1994 Stock Bonus Company Stock Account and Pre-1994 Stock Bonus Other Investments Account balance that exceeds $500,000 (valued as of the Distribution Date), distribution of such

         Accounts will be made in substantially equal annual installments over a period of five years, plus one year (but not more than 5 additional years) for each one hundred thousand dollars $100,000 (or fraction thereof) by which such Account balances exceed $500,000. The dollar limits in the preceding sentence shall be adjusted as provided in
         Section 409(o) of the Code.

9.04     Distribution Requirements
         Notwithstanding any other provision of this Plan, the restrictions of this Section 9.04 shall apply to any distribution of a Participant's Account. Distributions under this Section 9.04 shall comply with the regulations under Code Section 401(a)(9), including Treasury Regulation
         Section 1.401(a)(9)-2, which are hereby incorporated by reference. The sole purpose of this Section 9.04 is to limit the manner in which benefit payments may be made under the Plan in accordance with Code
         Section 401(a)(9) and this Section 9.04 does not confer any rights or benefits upon any Participant, spouse or Beneficiary.

         (a) Distributions not made in a lump sum, may be made only over one of the following periods (or a combination thereof):

                  (i)      The life of the Participant,

                  (ii)     The life of the Participant and a designated
                           Beneficiary,

                  (iii) A period certain not extending beyond the life expectancy of the Participant, or

                  (iv) A period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

         (b) In the event the Participant dies after distribution of the benefit has commenced, the remaining portion of such benefit will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

         (c) In the event the Participant dies before distribution of the benefit has commenced, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

                  (i) If any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                  (ii) If the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the Participant died, or (B) December 31 of the calendar year in which the Participant would have attained age 70-1/2. If the spouse dies before payments begin, subsequent distributions shall be made as if the spouse had been the Participant.

         For purposes of Subsections (b) and (c) above, payments will be calculated by use of the return multiples specified in Section 1.72-9 of the regulations under the Code. Life expectancy of a surviving spouse may be recalculated annually; however, in the case of any other designated Beneficiary, life expectancy may not be recalculated after the time payments begin.

9.05     Timing of Distributions
         (a) Regardless of provisions in Articles VII and VIII, if a Participant's employment terminates for any reason and the value of the Vested Portion of his Accounts on the Valuation Date coinciding with or immediately after his employment termination date does not exceed $3,500, the Distribution Date is the Valuation Date coinciding with or immediately after his employment termination date. In the event such balance of a Participant is greater than $3,500 and such Participant and his spouse, if any, do not consent in writing to a distribution in the manner established by the Committee, his Distribution Date is the Valuation Date coinciding with or immediately after the later of his sixty-fifth birthday or termination of employment. Notwithstanding the foregoing, a Participant may elect a Distribution Date following any Valuation Date, subject to Subsection (b) below.

         (b) Plan distributions are made within 60 days after the date the Participant leaves employment or dies, but in no event later than 60 days after the end of the Plan Year in which the
                  Participant: attains age 65; reaches the tenth anniversary of Plan participation; or terminates employment--whichever is latest. The entire interest of a Participant in this Plan will commence to be distributed no later than April 1 after the calendar year in which the Participant attains age 70-1/2, even if still employed.

         (c) For a Participant with an Account balance over $3,500 who terminates employment before his Normal Retirement Date and he and/or his spouse do not consent to immediate distribution, the benefit value payable, held in his Accounts, will be invested according to his investment direction made in connection with electing the Distribution Date. The direction must comply with the requirements of Article V. These amounts will remain so invested and will share in the appropriate gains, losses, and expenses of the Trust Fund through the Valuation Date as of which they are distributed.

                  If the Participant dies before his Distribution Date, the benefit value, determined as of the Valuation Date coinciding with or immediately after his death, will be distributed to his Beneficiary as of that Valuation Date.

9.06     Eligible Rollover Distributions
         This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's (as defined in Subsection (c) of this

         Section 9.06) election under this Section , a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. For purposes of this Section , the following definitions shall apply:

         (a) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (b) Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                  Section 408(b) of the Code, an annuity plan described in
                  Section 403(a) of the Code, or a qualified trust described in
                  Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover

                  Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         (c) Distributee. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

         (d) Direct rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributees.

9.07 Rights and Options on Distributions of Shares of Company Stock from Pre-1994 Accounts

         (a)      Right of First Refusal
                  If the distribution of the Plan benefit from any of the Pre-1994 Accounts is made in the form of shares of Company Stock, such shares of Company Stock distributed by the Trustee may, as determined by the Company or the Committee, be subject to a "right of first refusal," until such time as such shares are publicly traded. Such a "right" shall provide that prior to any subsequent transfer, the shares must first be offered by written offer, to the Trust, and then, if refused by the Trust, to the Company. In the event that the proposed transfer constitutes a gift or other such transfer at less than fair market value, the price per share shall be determined by an independent appraiser (appointed by the Board of Directors) as of the Valuation Date coinciding with or immediately preceding the date of exercise, except in the case of a transfer to a Disqualified Person. The term "Disqualified Person" shall mean a person who is a fiduciary; a person providing services to the Plan; an employer any of whose employees are covered by the Plan; an owner, directly or indirectly, of fifty percent (50%) or more of:
                  (i) the total combined voting power of all classes of voting stock or of the total value of all classes of the stock of the Company,

                  (ii) the capital interest or the profits interest of a partnership, or

                  (iii) the beneficial interest of a trust or unincorporated enterprise, which is an employer or an employee organization any of whose employees or members are covered by the Plan; a member of the family of any disqualified person; a corporation, partnership, trust or estate of which (or in which) fifty percent (50%) or more of (1) the combined voting power of all classes of stock entitled to vote or the total value of all classes of stock of such corporation, (2) the capital interest or profit interest of such partnership, or (3) the beneficial interest of such trust or estate is owned, directly or indirectly, or held by disqualified persons; an officer, director (or any individual having powers, similar powers and responsibilities), a ten percent (10%) or more shareholder, or a highly compensated employee (earning ten percent (10) or more of the yearly wages of an employer) of a disqualified person; or a ten percent (10%) or more (in capital or profits) partner or joint venturer of a disqualified person.

                           In the event of a proposed purchase by a prospective bona fide purchaser, the offer to the Trust and the Company shall be at the greater of fair market value, as determined by an independent appraiser (appointed by the Board of Directors) as of the December 31 coinciding with or immediately preceding the date of exercise (except in the case of a purchase by a Disqualified Person), or at the price offered by the prospective bona fide purchaser. In the case of a purchase by or transfer to a Disqualified Person, fair market value shall be determined as of the actual date of the transaction. Valuations must be made in good faith and based on all relevant factors for determining the fair market value of securities. The Trust may accept the offer at any time during a period not exceeding fourteen (14) days after receipt of such offer. In the event the Trust does not accept such offer, the Company may accept such offer at any time during said fourteen (14) day period.

                           In the case of a purchase from a Disqualified Person, all purchases of Company Stock shall be made at prices which, in the judgment of an independent appraiser, do not exceed the fair market value of such shares as of the date of the transaction.

         (b)      "Put" Option.

                  If the distribution of the Plan benefit from the Pre-1994 Money Purchase Company Stock Account or Pre-1994 Stock Bonus Company Stock Account is made in the form of shares of Company Stock, a Participant or a Beneficiary, or a donee or heir or a Participant or Beneficiary, shall be granted at the time that such shares are distributed to him, an option to "put" the shares to the Company; provided, however, that all such shares are so put; and provided, further, that the Trust shall have the option to assume the rights and obligations of the Company at the time the "put" option is exercised. A "put" option shall provide that, for a period of sixty (60) days after such shares are distributed to a Participant or a Beneficiary, or donee or heir of a Participant or Beneficiary (and, if the "put" is not exercised within such sixty (60) day period, for an additional period of sixty (60) days in the following Plan
                  Year), he would have the right to have the Company purchase such shares at their fair market value, as defined hereinabove in Subsection (a). Such "put" option shall be exercised by notifying the Company in writing.

                  In the case of a lump sum distribution of Company Stock, the terms of payment for the purchase of such shares of stock shall be as set forth in the "put" and may be paid either in a lump sum or in up to five (5) equal annual installments (with interest on the unpaid principal balance at a reasonable rate of interest), as determined by the Committee. Payment for the purchase of such shares must commence within thirty (30) days after the

                  "put" is exercised. The period during which the put option is exercisable does not include any time during which the distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable Federal or state law. If payment is made in installments, adequate security and a reasonable rate of interest must be provided. In the case of an installment distribution, payment must be made within (30) days after the put option is exercised with respect to any installment distribution of Employer Securities.

                  In the case of a purchase from a Disqualified Person, all purchases of Company Stock shall be made a prices which, in the judgment of an independent appraiser, do not exceed the fair market value of such shares as of the date of the transaction.

                  The requirement of this Subsection 9.07(b) shall not apply to the distribution of any portion of a Participant's Plan benefit which has been diversified, distributed or transferred to another plan.

9.08 Diversification of Investments of Pre-1994 Money Purchase Company Stock Account and Pre-1994 Stock Bonus Company Stock Account
         Within ninety (90) days after the close of each Plan Year in the Qualified Election Period, each Qualified Participant shall be permitted to direct the Plan as to the investment of not more than twenty-five percent (25%) of the value of his Pre-1994 Money Purchase Company Stock Account and Pre-1994 Stock Bonus Company Stock Account which is attributable to Employer Securities which were acquired by the Plan after December 31, 1986, to the extent such value exceeds the amount to which a prior election, if any, applies. In the case of the sixth (6th) year of the Qualified Election Period, the preceding sentence shall be applied by substituting "fifty percent (50%)" for "twenty-five percent (25%)." The Participant's direction shall be effective no later than ninety (90) days after the close of the Plan Year.

         The Plan Committee shall offer at least three investment options (not inconsistent with regulations prescribed by the Internal Revenue Service) to each Participant who makes an election under this Section 9.08.

         In lieu of offering such investment options, the Plan Committee may direct that all amounts subject to Participant elections under this Subsection be distributed to Qualified Participants. In the event the Company should at any time have a registration-type class of securities, each Qualified Participant may elect to receive his distribution in the form of cash or Company Stock. All such distributions shall be distributed within ninety (90) days after the close of the Plan Year and shall be subject to the requirements of
         Section 9.07 of this Plan.

         In lieu of receiving a distribution under this Subsection, a Qualified Participant may direct the Plan to transfer his distribution to another qualified plan of the Company which accepts such transfers, provided that such plan permits employee-directed investments and does not invest in Employer Securities to a substantial degree. Such transfer shall be made within ninety (90) days after the close of the Plan Year.

9.09     Cash Dividends
         Cash dividends, if any, on shares of Company Stock allocated to Participants' Accounts may be accumulated in the Trust or may be paid to Participants currently as determined in the sole discretion of the Committee, exercised in a uniform and nondiscriminatory manner.

                                    ARTICLE X
                           DESIGNATION OF BENEFICIARY

A Participant may designate the person, persons, or entity to receive any death benefit that becomes payable under the Plan, subject to the spousal consent requirements under Section 9.02.

If more than one Beneficiary is named, the Participant may specify the sequence and/or proportion in which payments will be made to each Beneficiary. In the absence of this specification, payments will be made in equal shares to all named Beneficiaries. A Participant may change his Beneficiary designation from time to time by written notice delivered to the Committee in the manner and form prescribed by the Committee.

If a Participant has designated a Beneficiary other than his spouse as sole Beneficiary, the designation will not be valid unless the spouse consents in writing and the consent is witnessed by a Plan representative or a notary public. Such consent must acknowledge the effects of the election. The spouse's consent requirement is waived if the Committee is satisfied the spouse cannot be located or the Participant has no spouse.

If no valid Beneficiary has been designated or if no designated Beneficiary is living when the Participant dies, payment of any death benefit, to the extent permitted by law, will be made in the following order:

(a)      Surviving spouse, or

(b)      Executors or administrators of the Participant's estate.

Any minor's share will be paid to the adult or adults who, in the opinion of the Committee, have assumed custody and support of the minor. Any death benefit payable to executors or administrators will be paid in a lump sum. Proof of death satisfactory to the Committee must be furnished before payment of any death benefit under the Plan.

                                   ARTICLE XI
                     CONTRIBUTION AND ALLOCATION LIMITATIONS

11.01    Limitation on Annual Additions - Effective January 1, 1987

         (a)      Basic Limitation on Annual Additions

                  (i) In spite of any other Plan provisions, the amount of Annual Additions, as defined below, allocated to a Participant for any Plan Year will not exceed the lesser of:

                           (A) $30,000, or if greater, 25 percent of the defined benefit dollar limitation provided in Code Section 415(b)(a)(A); or

                           (B) 25% of the Participant's Compensation (as defined in Subsection 1.10) for the Plan Year.

                  (ii) For purposes of this Article XI a Participant's Annual Additions means the amount of:

                           (A)      Company Contributions,

                           (B)      Participant contributions,

                           (C)      Forfeitures, and

                           (D) Contributions for post-retirement medical benefits, to the extent required by Code
                                    Section 415(e) or A(d)(2),
                  allocated to Accounts under this Plan and accounts under all other defined contribution plans (as defined in Code Section 414(i)) adopted by an Affiliate.

                  Pretax Deferrals and Matching Contributions in excess of the actual deferral and contribution percent tests described in Sections 11.02 and 11.03, are considered as Annual Additions, even if corrected through distribution.

         (b)      Participation in This Plan and a Defined Benefit Plan
                  If a Participant has been a participant in a qualified defined benefit plan (as defined in Section 3(35) of ERISA and Section 414(j) of the Code) maintained by an Affiliated, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction for any year shall not exceed one.

                  For purposes of this Subsection (c) only, the following words and phrases will have the meaning specified below:

                  (i) "Defined Benefit Plan Fraction" for any Plan Year will mean a fraction where the numerator is the Participant's Projected Annual Benefit, as defined below, as of the end of the year and the denominator is the lesser of 1.25 multiplied by the dollar limit in effect under Section 415(b)(1)(A) of the Code for such Plan Year or 1.4 multiplied by 100% of the Participant's average annual earnings for the highest three consecutive calendar years of participation.

                  (ii) "Defined Contribution Plan Fraction" for any Plan Year will mean a fraction, not to exceed one, where the numerator is the sum of all Annual Additions made on behalf of such Participant to his Accounts in such Plan Year and for all prior Plan Years, and the denominator is the sum of the lesser of (A) or (B) determined for such Plan Year and for each prior calendar year during which the Participant was employed by the Affiliate:

                           (A) One and twenty five-hundredths multiplied by the dollar limit in effect under Section 415(c)(1)(A) of the Code for such Plan Year;

                           (B) One and four-tenths multiplied by 25% of the Participant's earnings in such Plan Year.

                  (iii) "Participant's Projected Annual Benefit" will mean the annual benefit to which the Participant would be entitled under all Affiliate-sponsored defined benefit plans assuming the Participant continues employment until his Normal Retirement Date, that the Participant's compensation continues until his Normal Retirement Date at the rate in effect during the current calendar year, and that all other factors relevant for determining benefits under the

                           Plan remain constant at the level in effect during the current calendar year.

                  (iv) In calculating the Defined Contribution Plan Fraction, the Committee may, at its discretion, make the election described in Code Section 415(e)(6). Furthermore, the Defined Contribution Plan Fraction shall be adjusted to permanently subtract from the numerator of such fraction an amount equal to the product of:

                           (A) The sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction as of the day immediately preceding the determination date, and

                           (B) The denominator of the Defined Contribution Plan Fraction as of the determination date.

                  The determination date, as used in 18 this Section 11.01, is the first day immediately preceding the first limitation year beginning after 1986. The foregoing adjustment applies only if both the defined benefit plan and defined contribution plan were in existence on May 6, 1986 and if both plans satisfied Code Section 415 for the last limitation year beginning before January 1, 1987. In addition, the adjustment will be made only after any accruals in excess of the Code Section 415 limits, as amended by the Tax Reform Act of 1986, are reduced.

         (c)      Reduction in Annual Additions and Elimination of Excess
                  Amounts
                  If the limitations described in Subsections (a) and
                  (b) above otherwise would be exceeded for a Participant for a Plan Year, the excess will be eliminated as follows:

                  (1) First, provisions of any other plans established by an Affiliate which have caused the limits to be exceeded will be applied. Provisions of a defined benefit plan will be applied before provisions of a defined contribution plan.

                  (2) Second, the amount of any Pre-Tax Deferrals will be reduced. The reduction amount will be paid to the Participant as cash compensation and will be subject to all federal, state, municipal, and/or county taxes, and other deductions which apply to cash compensation.

                  If reallocation of excess Matching Contribution amounts causes the limitations of Subsections (a) and (b) above to be exceeded for all other Plan Participants for the Plan Year, the remaining excess amounts will be held unallocated in a suspense account to which no gains or losses will be allocated. If a suspense account exists at any time during the Plan Year, other than the Plan Year described in the preceding sentence, all amounts in the suspense account must be allocated to Participants' Accounts (subject to the limitations of Code Section 415) before any Company contributions which are Annual Additions may be made to the Plan for that Plan Year.

11.02    Limitation on Participant's Pretax Deferrals

         (a) Regardless of Section 3.01, the Pretax Deferral percent elected by one or more Participants under Section 3.01 will be modified as provided in Subsection (c) below if the requirements of Subsection (b) below are not satisfied.

         (b) For each Plan Year an Actual Deferral Percent will be determined for each Eligible Employee entitled to make Pretax Deferrals according to Section 2.01. This percent will be determined by dividing the Participant's Pretax Deferrals and Nonelective Contributions and Matching Contributions treated as Pretax Deferrals allocated to the Pretax Deferral Accounts during the Plan Year, if any, by Compensation, as defined in Subsection 1.08(c). The Actual Deferral Percent for an Eligible Employee electing not to make Pretax Deferrals for the Plan Year shall be zero.

                  The average of Actual Deferral Percents for all Eligible Employees who are Highly Compensated Employees for the Plan Year (High Average), when compared to the average of Actual Deferral Percents for all Eligible Employees who are Nonhighly Compensated Employees for the Plan Year (Low Average), must meet one of the following requirements:

                  (i) The High Average must be no greater than the Low Average times 1.25, or

                  (ii) The excess of the High Average over the Low Average must not be greater than two percentage points, and the High Average must be no greater than the Low Average times two.

                  For purposes of determining Actual Deferral Percents, Pretax Deferrals shall include excess Pretax Deferrals of Highly Compensated Employees as described in Section 3.01(d) but excluding excess Pretax Deferrals of Nonhighly Compensated Employees that arise solely from Pretax Deferrals made under this Plan or other plans of the Company and excluding Pretax Deferrals that are taken into account in determining the Actual Contribution Percentage test (as described in Section 11.03) provided that the Actual Deferral Percentage test, as described above, is satisfied both with and without exclusion of such Pretax Deferrals.

         (c) If the Committee determines under Subsection (b) above that a Participant is not eligible to defer any or all amounts within the election made under Section 3.01, the Committee may elect, at its discretion, to pursue any of the following steps or any combination of them:

                  (i) The Committee may authorize a suspension or reduction of Pretax Deferrals made under Section 3.01 according to Committee rules. These rules may include provisions authorizing suspension or reduction of deferrals above a specific dollar amount or percent of Compensation.

                  (ii) The Committee may reduce the Pretax Deferrals of Highly Compensated Employees to the percent necessary to meet the requirements of Subsection (b). The reduction will be accomplished by reducing the Pretax Deferrals of Highly Compensated Employees in order of their Actual Deferral Percents, beginning with the Participant having the highest percent until a requirements of Subsection (b) is met. The amounts reduced, together with earnings for the Plan Year, will be paid to affected Participants by the end of the following Plan Year. The amount of earnings on Pretax Deferrals shall be determined under regulations issued by the Secretary of the Treasury or his delegate.

         (d) The Committee's determination under Subsection (c) above will be reasonable, consistent, and nondiscriminatory.

         (e) A Pretax Deferral will be taken into account for a Plan Year only if:

                  (i) The Pretax Deferral relates to Compensation that either would have been received by the Employee in the Plan Year but for the deferral election, or is attributable to services performed by the Employee in the Plan Year and would have been received within 2-1/2 months after the close of the Plan Year but for the deferral election; or

                  (ii) The Pretax Deferral is allocated to the Employee as of a date within that Plan Year.

                  For purposes of Subsection (ii) above, a Pretax Deferral will be considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the Pretax Deferral is actually paid to the trust no later than 12 months after the Plan Year to which the Pretax Deferral relates.

         (f) Notwithstanding the foregoing, Nonelective Contributions, as described at Section 3.03, and Matching Contributions that are treated as Pretax Deferrals, for purposes of applying the limitations set forth at Section 11.02(b) will be non-forfeitable when made and subject to the same distribution restrictions that apply to Pretax Deferrals.

                  For purposes of this Section 11.02, such contributions are referred to as "Qualified Nonelective Contributions" and "Qualified Matching Contributions" respectively. Such Qualified Nonelective Contributions and Qualified Matching Contributions which may be treated as Pretax Deferrals may satisfy these requirements without regard to whether they are actually taken into account as Pretax Deferrals. In addition to the foregoing, Qualified Nonelective Contributions (subject to any restrictions under Section 4.04) and/or Qualified Matching Contributions can only be treated as Pretax Deferrals provided that:

                  (i) the Nonelective Contributions, including or excluding those Qualified Nonelective Contributions treated as Pretax Deferrals for purposes of Section 11.02(b), satisfy the requirements of Code Section 401(a)(4); and the Matching Contributions satisfy the requirements of Code Section 401(m). Those

                           Qualified Nonelective Contributions and Qualified Matching Contributions treated as Pretax Deferrals for purposes of Section 11.02(b) shall be disregarded in making this determination.

                  (ii) Except as provided in Subsection (i) above, the Qualified Nonelective Contributions and Qualified Matching Contributions which are treated as Pretax Deferrals for purposes of Section 11.02(b) are not taken into account in determining whether any other contributions or benefits satisfy Code Section 401(a)(4), and are not taken into account in determining whether other Matching Contributions meet the requirements of Code Section 401(m); and

                  (iii) The Qualified Nonelective Contributions may not be treated as Pretax Deferrals for purposes of Section 11.02(b), if the effect is to increase the difference between the Actual Deferral Percentage for the group of eligible Highly Compensated Employees and the Actual Deferral Percentage for the group of all other eligible Employees.

                  (iv) The Qualified Nonelective Contributions and Qualified Matching Contributions satisfy the requirements of
                           Section 11.02(b) as if such contributions were Pretax Deferrals.

         (g) The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Pretax Deferrals (and Nonelective Contributions or Matching

                  Contributions, or both, if such Contributions are treated as Pretax Deferrals, as provided for at Subparagraph (f) above), allocated to his Accounts under two or more arrangements described in Section 401(k) of the Internal Revenue Code that are maintained by the Employer, shall be determined as if such Pretax Deferrals (and, if applicable, Nonelective Contributions or Matching Contributions, or both), were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(k) of the Internal Revenue Code.

         (h) For purposes of determining the Actual Deferral Percentages under Section 11.02(b), Pretax Deferrals, Nonelective Contributions and Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which such contributions relate.

         (i) The Company shall maintain such records as are necessary to demonstrate satisfaction of the Actual Deferral Percentage Test set forth in this Section 11.02 and the amount of Nonelective Contributions or Matching Contributions, or both, treated as Pretax Deferrals, as provided for at Subsection (f) above.

         (i) The determination and treatment of the Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of Treasury.

         (k) This Section 11.02 will be applied after taking into account any reductions in, or repayments of Pretax Deferrals required by Sections 3.01 and 11.01(c).

11.03    Limitation on Allocation of Matching Contributions

         (a) Despite Section 11.02 Matching Contributions allocated to one or more Participants under that Section will be modified as in Subsection (c) below if the requirements of Subsection (b) below are not satisfied.

         (b) For each Plan Year an Actual Contribution Percent will be determined for each Eligible Employee using the method for calculating the Actual Deferral Percent under Subsection 11.02(b) and taking into account Matching Contributions, Nonelective Contributions, forfeitures of Matching Contributions allocated to a Participant's Account under
                  Section 8.03, and those Pretax Deferrals which are not required to satisfy the requirements of Section 11.02(b). The Actual Contribution Percent of an Eligible Employee who receives no Matching Contribution shall be zero.

                  The average of Actual Contribution Percents for all Participants who are Highly Compensated Employees for the Plan Year (High Average), when compared to the average of Actual Contribution Percents for all Participants who are Nonhighly Compensated Employees for the Plan Year (Low Average), must meet one of the requirements described in Subsections 11.02(b)(1) and (2).

         (c) If the Committee determines, in its discretion, that allocations of Matching Contributions to Participants' Matching Contribution Accounts for a Plan Year do not meet a requirement of Subsection (b) above, or, in the event a Matching Contribution is made with respect to a Pretax Deferral which is returned in accordance with Section 3.01(d) or

                  11.02(c), the Committee will reduce allocations of Matching Contributions to the Accounts of certain Participants who are Highly Compensated Employees to the extent necessary to meet that requirement. The reduction will be accomplished by reducing allocations to the Accounts of Participants who are Highly Compensated Employees in order of their Actual Contribution Percents, beginning with the Participant having the highest percent until a requirement of Subsection (b) is met.

                  (1) Vested Portions will be returned, together with earnings for the Plan Year, to affected Participants by the end of the following Plan Year, or

                  (2) Nonvested amounts will be allocated, together with earnings for the Plan Year, according to Section 4.03.

                  The amount of earnings on Matching Contributions shall be determined under regulations issued by the Secretary of the Treasury or his delegate.

                  The amount by which each Highly Compensated Employee's allocations of Matching Contributions is reduced shall be considered as an "excess aggregate contribution". Excess aggregate contributions shall be treated as an annual addition under Section 11.01(a).

         (d) The Committee may treat Pretax Deferrals as Matching Contributions, pursuant to Treasury Regulations in order to meet the requirement of Subsection (b), above.

         (e) A Matching Contribution for a Plan Year will be taken into account if the following requirements are met:

                  (1) It is made on account of the Participant's Pretax Deferrals for the Plan Year;

                  (2) It is allocated to the Participant's Matching Contribution Account during the Plan Year; and

                  (3) It is paid to the Trust Fund within 12 months after the close of such Plan Year.

         (f) The Committee's determination under Subsection (c) above will be reasonable, consistent, and nondiscriminatory. The Committee will not be liable to any Participant (or Beneficiary, if applicable) for any losses caused by inaccurately estimating the amount of any Matching Contributions.

11.04 Combined Limitation on Participant's Pretax Deferrals and Matching Contributions
         (a) If, after any and all necessary adjustments are made pursuant to Sections 11.02(c) and 11.03(c) of the Plan, the sum of the Actual Deferral Percentage and the Actual Contribution Percentage of the entire group of eligible Highly Compensated Employees exceeds the "aggregate limit" as described in (b), below, then the Average Actual Contribution Percentage of the entire group of eligible Highly Compensated Employees shall be further reduced pursuant to Section 11.03(c), until the limit is not exceeded. The amount of reduction shall be considered an "excess aggregate contribution" and shall either be forfeited or distributed pursuant to Section 11.03(c) of the Plan.

         (b) The "aggregate limit" shall mean the sum of (i) 125% of the greater of the average Actual Deferral Percentage of Non-Highly Compensated Employees for the Plan Year or the Actual Contribution Percentage of Non-Highly Compensated Employees under the Plan subject to Section 401(m) of the Internal Revenue Code for the Plan Year and (ii) the lesser of 200% or two plus the lesser of such Actual Deferral Percentage or average Actual Contribution Percentage. "Lesser" is substituted for "greater" in (i), above, and "greater" is substituted for "lesser" after "two plus the" in (ii), above, if it would result in a larger "aggregate limit." Multiple use does not occur if either the Actual Deferral Percentage or the Actual Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Actual Deferral Percentage and the Actual Contribution Percentage of the Non-Highly Compensated Employees.

11.05    Employer Aggregation Rules
         For purposes of Sections 11.02 and 11.03, Pretax Deferrals, and Matching Contributions and After-Tax Contributions that are made under two or more plans that are aggregated for purposes of Code Section 401(a)(4) and 410(b) (other than Code Section 410(b)(2)(A)(ii)) are to be treated as made under a single plan. If two or more plans are permissively aggregated for purposes of Sections 11.02 and 11.03, such aggregated plans must satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. The actual deferral percent and actual contribution percent of a Highly Compensated Employee will be determined by treating all plans subject to Sections 11.02 and 11.03 under which the Highly Compensated Employee is eligible as a single plan.

11.06    Family Aggregation Rules
         (a) A Highly Compensated Employee who is either a 5% owner or one of the 10 most Highly Compensated Employees is subject to the family aggregation rules of Code Section 414(q)(6) as described below.

         (b) The actual deferral percent (ADP) and actual contribution percent (ACP) (determined separately) for the family group is determined by combining the contributions and Compensation of all eligible Family Members.

                  Except to the extent taken into account under this Subsection
                  (b), the contributions and Compensation of all Family Members are disregarded in determining the ADP and/or ACP for the groups of Highly Compensated and Non-highly Compensated Employees.

         (c) Family Members means with respect to an Employee, such Employee's spouse, lineal ascendants or descendants and their spouses.

         (d) If the ADP and/or ACP of a Highly Compensated Employee is determined under the above family aggregation rules, and the requirements of Section 11.02 and/or 11.03 are not satisfied, then the ADP and/or ACP is reduced in accordance with the leveling method and the excess contributions and/or excess aggregate contributions are allocated among the Family Members in proportion to the contributions of each Family Member that have been combined.

                                   ARTICLE XII
                               PLAN ADMINISTRATION


12.01    Appointment of Committee
         The Board will appoint a Committee consisting of not fewer than three members to administer the Plan. Vacancies in the Committee resulting from death, resignation, or otherwise, will be filled periodically by the Board appointing new Committee members. Any Committee member may be removed at any time at the Board's discretion.

12.02    Powers and Duties
         The Committee shall have full power to administer the Plan and to construe and apply all its provisions on behalf of the Company. The Company shall be the Named Fiduciary within the meaning of Section 402(a) of ERISA for purposes of Plan administration. The Committee's power and duties, unless properly delegated, shall include, but shall not be limited to:

         (a) Discretionary authority in interpreting the Plan and deciding questions relating to eligibility, continuity of service, and benefit amounts; deciding disputes in its sole and absolute discretion which may arise with regard to the rights of Employees, Participants, former Participants, and their legal representatives, spouses, former spouses, or Beneficiaries under the terms of the Plan. All interpretations, corrections and decisions of the Committee in regard to any matter or questions relating to this Plan or the administration thereof shall be final, conclusive and binding upon all persons affected or possibly affected thereby. The validity of any such interpretation, correction or decision shall not be given de novo review if challenged in court, by arbitration or in any other forum, and shall be upheld unless clearly arbitrary or capricious;

         (b) Obtaining such information from the Company with respect to its Employees as shall be necessary to determine the rights and benefits of such Employees under the Plan. The Committee may rely conclusively upon such information furnished by the Company;

         (c)      Compiling and maintaining all records necessary for the Plan;

         (d) Authorizing the Trustee to make payment of all benefits as they become payable under the Plan;

         (e) Engaging legal, administrative, investment, consulting, accounting and other professional services as the Committee deems proper;

         (f) Adopting rules and regulations for the administration of the Plan, not inconsistent with the Plan.

         (g) Determining whether domestic relations orders represent "qualified domestic relations orders" as that term is defined in Section 414(p) of the Code or a successor provision. If the Committee determines the order is a qualified domestic relations order it shall direct the manner and time of distribution pursuant to the order. Prior to such determination the Committee shall promptly notify the Participant affected by the order and any payee under the order of the receipt of the order. The Committee shall send such notices to the address set forth in the order, or if the address is not set forth therein, to the last known address. Such notice shall state that the Committee is in the process of determining whether the order is a qualified domestic relations order and such notice shall also permit a reasonable period under the circumstances for comment with respect to such determination. During such period the Committee shall cause the amounts otherwise payable under the order to be segregated in a separate account. After the determination is made, the Committee shall notify the Participant and any payee under the order of such determination. Any payee may designate a representative for receipt of copies of notices sent to the payee with respect to the order;

         (h) Publishing and transmitting to each Participant such Plan summaries, reports and statements of benefits as may be required by regulations;

         (i)      Delivering statements of vested benefits to terminated
                  Participants;

         (j) Making available copies of the Plan, Trust Agreement, and latest annual report during reasonable business hours;

         (k) Reporting to the Company the amount and due dates of the contributions which are required to maintain the Plan as a qualified Plan under the appropriate Code Sections , and as set forth in the provisions of this Plan;

         (l) Providing for a valuation of trust assets at fair market value as of the last day of each Plan Year; and

         (m) Doing and performing such other actions as may be provided for in other parts of this Plan.

12.03    Actions by the Committee
         The Committee may act at a meeting, or in writing without a meeting, by the vote or assent of a majority of its members. The Committee will appoint a person, who is permitted to be but not required to be a member, to act as Secretary and record all Committee actions. The Committee has authority to designate in writing a member authorized to execute papers and perform other ministerial duties on its behalf.

12.04    Interested Committee Members
         No Committee member may participate in a Committee action on a matter where that member has an individual interest as a Plan Participant. These matters will be determined by a majority of other Committee members.

12.05    Investment of Plan Assets
         The Plan assets shall be invested and controlled by the Committee; provided, however, that the actual management of Trust investments may be delegated to the Trustee or may be delegated to one or more investment managers appointed by the Committee. Any investment manager appointed hereunder shall have the power to manage, acquire or dispose of assets of the Plan and shall be either an investment adviser registered under the Investment Advisers Act of 1940, or a bank, as defined in that Act, or an insurance company qualified to perform such services under the laws of more than one state. If an investment manager has been appointed, the Trustee shall neither be liable for acts or omissions of such investment manager nor be liable for acts or omission of such investment manager in carrying out such responsibility. The custody of Plan assets shall at all times be retained by the Trustee, unless they consist of insurance contracts or policies issued and held by an insurance business in a state. In addition to appointment of investment managers, the Committee shall have the following duties and responsibilities:

         (a) Periodically reviewing the investment of Plan assets and the performance of the Trustee and any investment managers. With respect to the Trustee, the Committee shall advise the Board of Directors of any matters which might be relevant to the decision as to whether the services of the Committee shall determine the desirability of appointing or retaining investment managers.

         (b) Determining an investment policy to be followed with respect to the Plan assets and communicating this policy to the person or persons responsible for investing the Plan assets.

         The Committee may, by written resolution, allocate its investment duties and responsibilities to one or more of its members or delegate such duties and responsibilities to any other persons; provided, however, that any such allocation or delegation shall be terminable upon such notice as the Committee deems reasonable and prudent under the circumstances.

12.06    Indemnification
         The Company indemnifies and holds each Committee member harmless from effects and consequences of their acts, omissions, and conduct in their official capacities, except to the extent these effects and consequences result from their own willful misconduct, breach of good faith, or gross negligence in performing their duties. This right of indemnification excludes rights to which each Committee member may be entitled under law.

12.07    Conclusiveness of Action
         Any action on matters within the discretion of the Committee is conclusive, final, and binding on all Plan Participants and on all persons claiming any rights under the Plan, including Beneficiaries.

12.08    Payment of Expenses
         Committee members will serve without compensation for these services. The compensation or fees of accountants, counsel, and other specialists as well as any other costs of administering the Plan or Trust Fund, unless paid directly by the Company, will be paid from the Trust Fund and will be charged against Participant Accounts.

12.09    Claims Procedure
         (a) Normally, a Participant, Beneficiary or spouse need not present a formal claim in order to qualify for rights or benefits under this Plan. However, if any such person (a "claimant") does not believe that he or she will receive the benefits to which the person is entitled or believes that fiduciaries of the Plan have breached their duties or that the Plan is not being operated properly or that his or her legal rights have been or are being violated with respect to the Plan, the claimant must file a formal claim under the procedures set forth in this Section . A formal claim must be filed within six months of the date upon which the claimant (or his or her predecessor in interest) first know (or should have known) of the facts upon which the claim is based, unless the Plan Administrator, in writing, consents otherwise. The procedures in this Section shall apply to all claims that any person has with respect to the Plan, including claims against fiduciaries and former fiduciaries, unless the Plan Administrator determines, in its sole discretion, that it does not have the power to grant, in substance, all relief reasonably being sought by the claimant.

         (b) A claim by any person shall be presented to the Plan Administrator in writing. A claims official appointed by the Plan Administrator shall, within ninety days of receiving the claim, consider the claim and issue his or her determination thereon in writing. The claims official may extend the determination period for up to an additional ninety days by giving the claimant written notice. With the consent of the claimant, the determination period can be extended further. If the claim is granted, the benefits or relief the claimant seeks will be provided.

         (c) If the claim is wholly or partially denied, the claims official shall, within ninety days (or such longer period as described above), provide the claimant with written notice of the denial, setting forth, in a manner calculated to be understood by the claimant:

                  (i)      the specific reason or reasons for the denial,

                  (ii) specific references to pertinent Plan provisions on which the denial is based,

                  (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary, and

                  (iv)     an explanation of the Plan's claim review procedure.

                  If the claims official fails to respond to the claim in a timely manner, the claimant may treat the claim as having been denied by the claims official.

         (d) Each claimant shall have the opportunity to appeal in writing the claims official's denial of a claim to a review official designated by the Plan Administrator (which may be a person or a committee) for a full and fair review. A claimant must request review of a denied claim within sixty days after receipt by the claimant of written notice of denial of his or her claim or within sixty days after such written notice was due, if the written notice was not sent. In connection with the review proceeding, the claimant or his or her duly authorized representative may review pertinent documents and may submit issues and comments in writing. The claimant may only present evidence and theories during the review which the claimant presented during the claims procedure, except for information which the claims official requested the claimant to provide to perfect the claim (see subsection (c)(iii)). Any claims which the claimant does not in good faith pursue through the review stage of the procedure shall be treated as having been irrevocably waived.

         (e) The Plan Administrator shall adopt procedures pursuant to which claims shall be reviewed and may, in its discretion, adopt different procedures for different claims without being bound by past actions. Any procedures adopted, however, shall be designed to afford a claimant a full and fair review of his or her claim.

         (f) The decision by the review official upon review of a claim shall be made not later than sixty days after the written request for review is received by the Plan Administrator, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty days after receipt of the request for review, unless the claimant agrees to a greater extension of that deadline.

         (g) The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant, with specific references to the pertinent Plan provisions on which the decision is based.

         (h) If a claimant pursued his or her claim through the review stage of the claims procedure and the claim was denied (or the review official failed to decide the claim on a timely basis, in which case it shall be deemed denied), the claimant will be permitted to appeal the denial by arbitration pursuant to
                  Section 12.10 of the Plan. In no event shall any claim to which this procedure applies be subject to resolution by any means (such as in a court of law) other than by this claim procedure or arbitration under
                  Section 12.10.

         (i) This Section shall apply to a claim notwithstanding any failure by the Plan Administrator or its delegates to follow the procedures in this Section with respect to the claim. However, an arbitrator reviewing such a claim may permit a claimant to present additional evidence or theories if the arbitrator determines that the claimant was precluded from presenting them during the claim and review procedures due to procedural errors of the Plan Administrator or its delegates.

         (j) To be entitled to any benefit under the Plan, a claimant must agree to these dispute resolution and arbitration procedures, which shall be presumed unless the claimant asserts otherwise.

12.10    Arbitration Procedure
         (a) If a claimant's appeal is denied, his or her sole remaining remedy shall be to appeal the matter to an impartial arbitrator. Arbitration shall be in accordance with the Model Employment Arbitration Procedures of the American Arbitration Association (the "AAA") before an arbitrator who is familiar with employee benefit matters and who is licensed to practice law in the State in which the arbitration is convened (the "Arbitrator"). The Arbitrator shall be selected in the following manner from a list of eleven arbitrators drawn by the AAA from its panel of labor and employment arbitrators:
                  Each party shall designate all arbitrators on the list whom they find acceptable; the arbitrator shall be chosen by alternate striking from the list of arbitrators acceptable to both parties, with the party who did not initiate the arbitration striking first. If only one arbitrator is acceptable to both parties, he or she shall be the arbitrator. If none of the arbitrators are acceptable to both parties, a new panel of arbitrators shall be obtained from the AAA and the selection process shall recommence. The arbitration shall take place in or near the city in which the claimant is or was last employed by the Employer or, in which the Plan is principally administered, whichever is specified by the Plan Administrator, or in such other location as may be acceptable to both the claimant and the Plan Administrator. The Arbitrator shall apply federal law. The Arbitrator shall have the exclusive authority to resolve any factual or legal claim relating to the Plan or relating to the interpretation, applicability or enforceability of this arbitration provision, including but not limited to, any claim that all or any part of this provision is void or voidable. The arbitration shall be final and binding upon all parties.

         (b) The claimant must submit a request for arbitration to the Plan Administration within sixty days of receipt of the written denial of his or her appeal (or within sixty days of the date he or she should have received that determination).

         (c) The claimant and the Plan shall equally share the fees and costs of the Administrator. Each party shall pay its own costs and attorneys' fees, if any. The Arbitrator, in his or her discretion, may award reasonable attorneys' fees to the prevailing party.

         (d) The claimant must deposit with the Plan Administrator one-half of the anticipated fees and costs of the Arbitrator, as reasonably determined by the Plan Administrator before the arbitration. At least two weeks before delivering his or her decision, the Arbitrator shall send his or her final bill for fees and costs to the Plan Administrator for payment. The Plan Administrator shall apply the amount deposited by the claimant to pay the claimant's share of the Arbitrator's fees and costs and shall return any surplus deposit after all fees and costs have been billed by the Arbitrator. If claimant's deposit is exhausted, claimant shall be billed for any remaining fees and costs claimant owes. Failure to pay any amount or deposit any amount within seven days after it is billed shall constitute the claimant's irrevocable election to withdraw claimant's arbitration request and abandon his or her claim.

         (e) At least thirty days before the arbitration hearing, the parties must exchange lists of witnesses, including any expert witness, and copies of all exhibits intended to be used at the hearing. The claimant may not present any evidence, facts, arguments or theories at the arbitration which were not pursued in the appeal, except pursuant to Section 12.09(i) or in response to new evidence, facts, arguments or theories presented on behalf of the Plan.

         (f) The Plan Administrator shall submit to the Arbitrator a certified copy of the record upon which the review official's decision was made. The Arbitrator may grant the claimant's appeal, in whole or in part, only if the Arbitrator determines that its grant is justified because (1) the review official was in error upon an issue of law, (2) the review official acted arbitrarily or capriciously in denying the appeal, or
                  (3) the review official's findings of fact, if applicable, were not supported by substantial evidence.

         (g) The Arbitrator shall have jurisdiction to hear and rule on pre-hearing disputes and is authorized to hold pre-hearing conferences by telephone or in person as the Arbitrator deems necessary. The Arbitrator shall apply the Federal Rules of Evidence and shall have the authority to entertain a motion to dismiss or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure. The Arbitrator shall render an award and opinion in the form typically rendered in labor arbitrations. The results of the arbitration, unless otherwise agreed to by the parties or ordered by the Arbitrator on motion, shall not be confidential and may be reported by any news agency or legal publisher or service.

         (h) Either party may (1) designate one expert witness, (2) take the deposition of one individual and the other party's expert witness, (3) propound requests for production of documents to any party, (4) subpoena witnesses and documents for the arbitration, but only as to the discovery permitted in this paragraph (or any additional discovery permitted by the Arbitrator on a showing of substantial need), (5) arrange for a court reporter to provide a stenographic record of the proceedings at the party's own cost, (6) upon request at the close of the hearing, be given leave to file a post-hearing brief within the time limit established by the Arbitrator and (7) bring an action in any court of appropriate jurisdiction to compel arbitration under this provision and to enforce an arbitration award.

         (i) If any part of these arbitration procedures are void and unenforceable, in whole or in part, that shall not affect the validity of the remainder of the procedures.

         (j) No party has the right to sue in any state or federal court with respect to any matter to which the Plan's claim or arbitration procedure applies, except as provided in Subsection (h).

12.11    Effect of Fiduciary Action
         The Plan shall be interpreted by the Plan Administrator and all Plan fiduciaries in accordance with the terms of the Plan and their intended meanings. However, the Plan Administrator and all plan fiduciaries shall have the discretion to make any findings of fact needed in the administration of the Plan, and shall have the discretion to interpret or construe ambiguous, unclear or implied (but omitted) terms in any fashion they deem to be appropriate in their sole judgment. The validity of any such finding of fact, interpretation, construction or decision shall not be given de novo review if challenged in court, by arbitration or in any other forum, and shall be upheld unless clearly arbitrary or capricious. To the extent the Plan Administrator or any Plan fiduciary has been granted discretionary authority under the Plan, the Plan Administrator's or Plan fiduciary's prior exercise of such authority shall not obligate it to exercise its authority in a like fashion thereafter. If, due to errors in drafting, any Plan provision does not accurately reflect its intended meaning, as demonstrated by consistent interpretations or other evidence of intent, or as determined by the Plan Administrator in its sole and exclusive judgment, the provision shall be considered ambiguous and shall be interpreted by the Plan Administrator and all Plan fiduciaries in a fashion consistent with its intent, as determined by the Plan Administrator in its sole discretion. The Plan Administrator, acting as a nonfiduciary settlor and without the need for Board of Directors' approval, shall amend the Plan retroactively to cure any such ambiguity, notwithstanding anything in the Plan to the contrary. This Section may not be invoked by any person to require the Plan to be interpreted in a manner which is inconsistent with its interpretation by the Plan Administrator or by any Plan fiduciaries. All actions taken and all determinations made in good faith by the Plan Administrator or by Plan fiduciaries shall be final and binding upon all persons claiming any interest in or under the Plan.

                                  ARTICLE XIII
                       AMENDMENT, TERMINATION, AND MERGER

13.01    Company's Right to Amend
         Except as provided below, the Company, only by written document executed by its President, with its corporate seal affixed and attested to by its Secretary, has the right to amend the Plan at any time and periodically to any extent it deems advisable. No amendment may increase the duties or responsibilities of the Trustee without the Trustee's written consent. No amendment may attempt to transfer any part of the corpus or income of the Trust Fund for purposes other than the exclusive benefit of Participants and their Beneficiaries.

         No Plan amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the benefit or vested percentage of a former Participant whose employment terminated before the date the amendment became effective unless and until he again becomes an Employee.

         No Plan amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the amount of service credited to any person for employment before the date the amendment became effective.

         Except as provided in the preceding two paragraphs, all rights under the Plan shall be determined under the terms of the Plan as in effect at the time the determination is made.

13.02    Company's Right to Terminate
         The Company, only by written document executed by its President, with its corporate seal affixed and attested to by its Secretary, has the right to terminate the Plan in whole or in part at any time. Upon termination, partial termination, or complete discontinuance of Plan contributions affected Participants will have a 100% Vested Portion in all their Accounts.

13.03    Plan Merger and Consolidation
         If the Plan is merged or consolidated with any other plan, or if Plan assets or liabilities are transferred to any other plan, Participants will be entitled to a benefit immediately after the merger, consolidation, or transfer, determined as if the Plan had then terminated, at least equal to the benefit to which they would have been entitled had the Plan terminated immediately before the merger, consolidation, or transfer.

                                   ARTICLE XIV
                           TRUST FUND AND THE TRUSTEE


The Company will select a Trustee to hold and invest the Trust Fund in accordance with the terms of a trust agreement. The Company may provide that the Trustee has sole discretion as to the securities or other property in which the Trust Fund is invested or reinvested, in which case the Trustee will be the Named Fiduciary within the meaning of ERISA with respect to investment, management, and control of the Trust Fund. The Trustee agreement may include a provision for participating in a joint or associated trust fund to pool investment experience. The Company periodically may change Trustees or elect to terminate the trust and invest Plan assets in any other method acceptable under ERISA.

                                   ARTICLE XV
                              ADOPTION BY AFFILIATE

15.01    Affiliate Participation
         An Affiliate may adopt the Plan for the benefit of any specified group of its Employees, effective on the date specified in the adoption. To adopt the Plan:

         (a) The Affiliate must deliver to the Company a certified copy of the Affiliate's Board resolution adopting the Plan, and/or any other adopting documents the Company may require, and

         (b) The Company must file a copy of the resolution and a copy of the Company's Board resolutions approving the adoption with the current Trustee.

15.02    Action Binding on Participating Affiliates
         As long as the Company is party to the Plan and the trust agreement, it has exclusive authority to act under the Plan and trust agreement for any Affiliate in all matters relating to the Committee, the Trustee, and designation of Affiliates. This action taken by the Company automatically will include and be binding on any Affiliate that is a party to the Plan.

15.03    Termination of Affiliate Participation
         The Company reserves the right, in its sole discretion and at any time, to terminate any or all Affiliates' participation in this Plan. The termination will be effective immediately upon the Company's notice of termination to the Trustee and the Affiliate being terminated.

                                   ARTICLE XVI
                              TOP-HEAVY PROVISIONS

16.01    Definitions
         Wherever used in this Article XVI, the following words and phrases have the meaning specified below:

         (a) Accumulated Accounts means the total value of an Employee's Accounts as of the Valuation Date coinciding with or immediately before the Determination Date as defined in Subsection (b) below. Accumulated Accounts include:

                  (1) Amounts attributable to Employee contributions (other than deductible Employee contributions),

                  (2) Amounts rolled over or transferred directly from a plan sponsored by an unrelated employer (within the meaning of Code Section 414(b), (c), or (m)), but only if received by the Plan before January 1, 1984,

                  (3) Amounts rolled over or transferred directly from a plan sponsored by an Affiliate, without regard to when received by the Plan, and

                  (4) Distributions to the Employee as determined according to Code Section 416(g)(3) during the Plan Year which includes the Determination Date and the four immediately preceding Plan Years, unless already reflected in the Employee's Accounts.

                  Accumulated Accounts do not include any distribution rolled over or transferred directly to an Affiliate.

                  Accumulated Accounts do not include the Accounts of an Employee who has not performed any Service during the 5-year period ending on the Determination Date. However, Accounts will be included for Employees who again perform Service.

         (b) Determination Date means, in any Plan Year except the first Plan Year, the last day of the immediately preceding Plan Year. In the first Plan Year, Determination Date means the last day of the Plan Year.

         (c) Key Employee means an Employee, former Employee, or Beneficiary of an Employee, former Employee, or deceased Employee who, during the current Plan Year or any of the four immediately preceding Plan Years, is:

                  (1) An officer with annual Compensation from the Company (in the officer year) greater than 50% of the maximum dollar limit under Code Section 415(b)(1)(A) in effect for the calendar year in which the Plan Year ends. In any Plan Year, officer will not include more than the lesser of:

                           (A)      50 Employees, or

                           (B) The greater of three Employees or 10% of the greatest number of Employees the Company had during the current Plan Year or any of the four immediately preceding Plan Years.

                           This limited number of officers will be selected from the group of all persons otherwise considered officers under this Subsection (c)(i) in the current Plan Year or four immediately preceding Plan Years, selecting only those with the highest annual Compensation in this 5-year period,

                  (2) An Employee who owns, during the Plan Year containing the Determination Date or any of the four preceding Plan Years, at least a 1/2% interest in the Company, unless at least 10 other Employees own, during the Plan Year containing the Determination Date or any of the four immediately preceding Plan Years, a greater percent interest than this Employee. However, an Employee will not be considered an owner under this Subsection (c)(ii) unless annual Compensation from the Company for the Plan

                           Year of ownership is greater than the maximum dollar amount under Code Section 415(c)(1)(A) in effect for the calendar year in which that Plan Year ends. Employee ownership interest during a Plan Year is their greatest ownership interest at any time during the Plan Year. If two Employees have the same ownership interest, the Employee with the greater Compensation in the Plan Year of this ownership is considered to have the greater ownership interest,

                  (3)      An Employee who owns at least 5% of the Company, or

                  (4) An Employee who owns at least 1% of the Company and has annual Compensation from the Company of more than $150,000.

                  To determine the number of officers, all Employees of Affiliates will be considered Employees of the Company. To determine Compensation from the Company for purposes of this Subsection (c), only, all pay, as stated on Form W-2 for the calendar year ending within the Plan Year including elective or salary reduction contributions to a cafeteria plan or cash or deferred arrangement, from all Affiliates will be treated as earned from the Company. To determine ownership interest, each Affiliate will be treated as a separate employer. Ownership includes any interest constructively owned under applicable Code provisions.

16.02    Determination of Top-Heavy Status - Single Plan

         If this Plan is the only retirement plan qualified under Code Section 401(a) maintained by an Affiliate, the rules of this Section 16.02 will apply to determine if this Plan is Top-Heavy. The Plan is Top-Heavy during a Plan Year if, as of the Determination Date in that Plan Year, the value of Accumulated Accounts under the Plan of all Key Employees exceeds 60% of the value of Accumulated Accounts under the Plan of all Employees.

16.03    Determination of Top-Heavy Status - Multiple Plans

         (a) If an Affiliate maintains more than one retirement plan qualified under Code Section 401(a), the rules of this Section
                  16.03 will apply to determine if this Plan is Top-Heavy.

                  This Plan is Top-Heavy during a Plan Year if the Plan is required to be in the Aggregation Group on the Plan's Determination Date for that Plan Year and the Aggregation Group is Top-Heavy.

                  The Aggregation Group is Top-Heavy if the value of Accumulated Accounts for all Key Employees in all plans in the group exceeds 60% of the value of Accumulated Accounts for all employees in all plans in the group. Accumulated Accounts of each plan will be determined separately as of each plan's Determination Date and then aggregated by calendar year. If a Plan in the Aggregation Group is a defined benefit plan (as defined in Code Section 414(j)), for purposes of this Subsection (a) Accumulated Accounts value means the present value of benefits as defined under the Top-Heavy provisions of that plan.

         (b) The Aggregation Group consists of all the Affiliate's retirement plans qualified under Code

                  Section 401(a) which are either required or permitted to be in the Aggregation Group.

                  A plan is required to be in the Aggregation Group if during the Plan Year containing the Determination Date or any of the 4 preceding Plan Years:

                  (1)      The Plan has at least one Key Employee, or

                  (2) The Plan is required to be aggregated with a plan with at least one Key Employee so that the latter plan meets requirements of Code Sections 401(a)(4) and 410.

                  A plan is permitted to be in the Aggregation Group if it is not required to be in the Aggregation Group, provided it does not prevent the entire Aggregation Group from meeting requirements of Code Sections 401(a)(4) and 410.

16.04    Effect of Top-Heavy Status
         If the Plan is Top-Heavy for any Plan Year, the requirements of this
         Section 16.04 apply during that Plan Year, superseding all other Plan provisions inconsistent with its terms.

         (a)      Minimum Vesting
                  The Vested Portion of a Participant who has completed 1 Hour of Service in any Plan Year in which the Plan is Top-Heavy is determined under the schedule below or the applicable schedule in Section 8.02, whichever is more favorable to the
                  Participant:

                      Year of
                      Service                Vested Portion
                      -------                --------------
                      Fewer than 2                 0%
                      2                           20%
                      3                           40%
                      4                           60%
                      5                           80%
                      6 or more                  100%

                  In each Plan Year in which the Plan is not Top- Heavy which occurs immediately after a Plan Year in which the Plan is Top-Heavy, a Participant's Vested Portion will be determined under the applicable schedule in Section 8.02. However, in a Plan Year occurring immediately after a Plan Year in which the Plan is Top-Heavy, an Employee participating in the Plan during the election period has the right to elect to continue being subject to the vesting schedule above. The election period begins on the date the Plan is determined not to be Top-Heavy and ends on the later of 60 days after the Plan is determined not to be Top-Heavy or 60 days after the Employee receives written notice that the Plan is no longer Top-Heavy.

         (b)      Minimum Contribution
                  On the last day of any Plan Year in which the Plan is Top-Heavy a Matching Contribution will be allocated to the appropriate Account of each Employee eligible to participate in the Plan under Section 2.01 on that date. This contribution, when aggregated with all other contributions allocated to the Participant's Pretax Deferral, Matching Contribution, and Rollover Accounts during the Plan Year must equal the lesser of:

                  (i) 3% of the Participant's Compensation for the calendar year ending in such Plan Year, or

                  (ii) A percent of the Participant's Compensation, as defined in Subsection (1) above, equal to the percent at which contributions (including Pretax Deferrals) are allocated under Sections 4.02, 4.03, 4.05, and
                           4.06 (or required to be allocated) for the Plan Year for the Key Employee whose percent is the highest for the year. Effective January 1, 1989 Pretax Deferrals allocated under Section 4.02 will be excluded.

                  The Company will make an additional Plan contribution sufficient to make the allocation described above.

                  This Subsection (b) applies without regard to contributions or benefits under Social Security or any other federal or state law.

         (c)      Adjustment to Limitation on Annual Additions

                  (i) If an Affiliate also maintains a qualified defined benefit plan (as defined in Code Section 414(j)) the denominator of both the defined benefit plan fraction and defined contribution plan fraction, as described in Code Section 415(e), for the Plan Year will be adjusted by substituting 1 for 1.25 in each place the figure occurs.

                  (ii)     The adjustments above are not required if:

                           (A) The Plan would not be Top-Heavy if 90% were substituted for 60% in Sections 16.02 and 16.03, and

                           (B) Subsection (b)(1) above is adjusted by substituting 4% for 3% where the figure occurs.

                  (3) The adjustments referred to in Subsection (c)(1) above do not apply to any Participant as long as no Company contributions, forfeitures, salary deferrals, or nondeductible voluntary contributions are allocated to those Participant Accounts and the Participant does not accrue any benefits under the defined benefit plan.

                                  ARTICLE XVII
                                  MISCELLANEOUS

17.01    Voluntary Plan
         The Plan is purely voluntary on the part of the Company. Establishment of the Plan, any Plan amendment, creation of any fund or account, or payment of any benefits are not construed as giving any Employee or person any legal or equitable right against the Company, the Trustee, or the Committee unless this right is specifically provided for in the Plan or conferred by affirmative action of the Committee or the Company according to Plan provisions. These actions also are not construed as giving any Employee or Participant the right to continue in the Company's employment. All Employees and Participants remain subject to discharge as though this Plan had not been established.

17.02    Limitation on Reversion of Contributions
         Except as provided in Subsections (a), (b), and (c) below, contributions made under the Plan are held for the exclusive benefit of Participants and their Beneficiaries and may not revert to the Company.

         (a) A contribution made by a mistake of fact may be returned to the Company within one year after being contributed to the Plan.

         (b) All Company contributions to the Plan are conditioned on their deductibility under Code Section 404. To the extent the deduction is disallowed, the amount disallowed may be returned to the Company within one year after disallowance.

         (c) All Plan contributions are conditioned on the Plan's initial qualification under Code Sections 401(a) and 401(k). If the Plan does not qualify, any contributions may be returned to the Company within one year after the qualification is denied.

17.03    Nonalienation of Benefits
         Participants and Beneficiaries are entitled to all benefits specifically set out under Plan provisions, but these benefits or any property rights in them may not be assigned or distributed to any creditor or other claimant of a Participant or Beneficiary. Regardless, the Plan will comply with provisions of a qualified domestic relations order as defined in Code Section 414(p).

17.04    Inability to Receive Benefits
         If the Committee receives evidence that:
         (a) A person entitled to receive any payment under the Plan is physically or mentally incompetent to receive payment and to give a valid release for payment, and

         (b) Another person or institution is then maintaining or has custody of this person, and no guardian, committee, or other representative of the estate of the person has been duly appointed by a Court of competent jurisdiction, then payment may be made to the other person or institution referred to in Subsection (b) above. Payment to the other person or institution is a valid, complete discharge for the payment.

17.05    Unlocated Participants
         If the Committee is unable, after reasonable and diligent effort, to locate a Participant or Beneficiary entitled to payment under the Plan, the payment due will be forfeited. However, if the Participant or Beneficiary later files a claim for benefit, it will be reinstated. Notification by certified or registered mail to the last known address of the Participant or Beneficiary is deemed a reasonable and diligent effort to locate this person.

17.06    Limitation of Rights
         Nothing in the Plan expressed or implied is intended or will be construed to give any person, firm, or association other than the Company, the Participants, and their successors in interest any right, remedy, or claim under or because of this Plan.

17.07    Invalid Provisions
         If any Plan provision is held illegal or invalid for any reason, the provision will not affect the remaining parts of the Plan. The Plan will be construed and enforced as if the illegal and invalid provision had never been adopted as part of the Plan.

17.08    One Plan

         This Plan may be executed in any number of counterparts, each of which is deemed an original. The counterparts constitute one and the same instrument and may be sufficiently evidenced by any counterpart.

17.09    Headings
         Headings of Articles and Sections are inserted solely for convenience and reference; they are not part of the Plan.

17.10    Governing Law
         The Plan is governed by and construed according to federal laws governing employee benefit plans qualified under the Code and according to laws of California where those laws do not conflict with applicable federal laws.

IN WITNESS WHEREOF, Simulation Sciences Inc. has caused this Plan, as amended and restated, to be executed on this 28th day of March, 1994.


                                          SIMULATION SCIENCES INC.
Attest:
By:                                       By: /s/ Eugene L. Goda
    ----------------------------              --------------------------------
           Secretary

                                          Title: President/CEO
                                                 -----------------------------

Corporate Seal